SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Atrion Corporation
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Atrion Corporation One Allentown Pkwy. Allen, TX 75002-4211 Tel 972-390-9800

April 7, 2010

Dear Stockholder:

     You are cordially invited to attend the 2010 annual meeting of stockholders of Atrion Corporation which will be held at our offices in Allen, Texas on Tuesday, May 18, 2010 at 10:00 a.m., Central Time. Details regarding admission to the meeting and the business to be conducted at the annual meeting are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in the Company's proxy statement. A notice of the annual meeting and the Company's proxy statement accompany this letter. We have also made a copy of our 2009 Annual Report to Stockholders available with our proxy statement.

     This year, in accordance with Securities and Exchange Commission rules, we have again elected to furnish proxy materials to our stockholders primarily on the Internet. We believe that this method of distribution will lower our costs and reduce the environmental impact of our annual meeting, as well as expedite your receipt of proxy materials.

     We encourage you to attend the meeting in person. However, whether or not you plan to be personally present, we hope you will vote as soon as possible. To vote your shares, please refer to the instructions for voting in the Company's proxy statement or in the Notice of Internet Availability of Proxy Materials or proxy card.

Sincerely,

Emile A. Battat Chairman and Chief Executive Officer

ATRION CORPORATION
One Allentown Parkway
Allen, Texas 75002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Atrion Corporation:

     Notice is hereby given that the annual meeting of stockholders of Atrion Corporation (the "Company") will be held at the Company’s offices, One Allentown Parkway, Allen, Texas on Tuesday, May 18, 2010 at 10:00 a.m., Central Time, for the following purposes:

1.	To elect two Class III directors.

2.	To approve the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan.

3.	To ratify the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2010.

4.	To transact such other business as may properly come before the meeting.

     The Board of Directors fixed the close of business on March 31, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof.

By Order of the Board of Directors

Jeffery Strickland Vice President and Chief Financial Officer, Secretary and Treasurer

April 7, 2010

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE HOPE YOU WILL VOTE AS SOON AS POSSIBLE. TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS FOR VOTING IN THE COMPANY'S PROXY STATEMENT OR IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

ATRION CORPORATION
One Allentown Parkway
Allen, Texas 75002

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2010

GENERAL INFORMATION

     This proxy statement is being furnished to the stockholders of Atrion Corporation (sometimes referred to herein as “Atrion,” “we,” “us,” “our,” or the "Company") in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting of stockholders to be held at the Company’s offices, One Allentown Parkway, Allen, Texas on Tuesday, May 18, 2010 at 10:00 a.m., Central Time, and at any adjournment of such meeting. This notice of annual meeting, proxy statement and form of proxy and the Company's 2009 Annual Report are first being made available to stockholders on or about April 7, 2010.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND OUR ANNUAL MEETING

Q: What is the purpose of the annual meeting?

A: At the annual meeting, our stockholders will consider and vote upon the following matters:
  the election of two Class III directors;
  a proposal to approve the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan, or Amended 2006 Equity Plan; and
  a proposal to ratify the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2010.
Our stockholders will also transact such other business as may properly come before the meeting.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: The rules of the Securities and Exchange Commission, or SEC, allow us to provide access to our proxy materials primarily over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or Notice, to our stockholders. Instructions on how to access our proxy materials over the Internet or to request a printed copy by mail may be found in the Notice.

Q: How can I get electronic access to the proxy materials?

A: The Notice provides you with instructions regarding how you may access and review on the Internet our proxy materials for the annual meeting.

Q: Who is entitled to vote at the annual meeting?

A: Stockholders Entitled to Vote. Stockholders of record at the close of business on March 31, 2010, the record date for the meeting, will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof. At the close of business on the record date, we had outstanding and entitled to vote 2,021,452 shares of common stock, our only voting securities. Holders of record of shares of common stock outstanding on the record date will be entitled to one vote for each share held of record on that date upon each matter presented to the stockholders to be voted upon at the meeting.

     Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and we are providing the Notice to you directly. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the annual meeting.

     Beneficial Owners: If your shares are held in the name of a broker, bank or other nominee, you are considered the beneficial owner of those shares and the broker, bank or other nominee is the record holder. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the annual meeting. However, because you are not the record holder, you may not vote these shares in person at the annual meeting unless you follow the record holder’s procedures for obtaining a legal proxy.

Q: Can I attend the annual meeting in person?

A: You are invited to attend the annual meeting if you are a registered stockholder or a beneficial owner as of the record date. You must present a form of photo identification acceptable to us, such as a valid driver’s license or passport, to enter the meeting. In addition, if your shares are held by your broker, bank or other nominee, please bring your Notice or other evidence of stock ownership as of the record date. The meeting will begin promptly at 10:00 a.m., Central Time. Check-in will begin at 9:30 a.m., Central Time. Please allow ample time for the check-in procedures.

Q: How can I vote my shares?

A: Registered Stockholders: Registered stockholders may vote (i) by attending the annual meeting, (ii) by following the instructions on your Notice for voting by telephone or on the Internet at www.proxyvote.com or (iii) by signing, dating and mailing in a proxy card. Please note that the Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on May 17, 2010.

     Beneficial Owners: If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy at the annual meeting to vote your shares.

Q: If I sign a proxy, how will it be voted?

A: Unless you revoke your proxy instructions, as described below under "Can I change my vote?," shares of common stock represented by your proxy will be voted at the annual meeting as you specify over the Internet, by telephone or on the proxy card. If you do not specify how to vote your shares, the shares represented by your proxy will be voted FOR the election as director of the nominees of the Board of Directors named herein; FOR approval of our Amended 2006 Equity Plan; and FOR ratification of the appointment of Grant Thornton LLP as independent accountants to audit our financial statements for the year 2010. In addition, in their discretion the persons designated as proxies will vote upon such other business as may properly come before the meeting, including voting for any adjournment of the meeting proposed by the Board of Directors.

Q: Can I change my vote?

A: You may change your vote at any time prior to the vote at the annual meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the annual meeting and vote your shares in person, (ii) advise our Corporate Secretary at our principal executive office in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions or (iv) cast a new vote by the Internet or by telephone (not later than 11:59 p.m., Eastern Time, on May 17, 2010). If your shares are held by a broker, bank or other nominee, you must request instructions as to how to revoke your proxy from the bank, broker or other nominee that holds your shares.

Q: What happens if I decide to attend the annual meeting but I have already voted or submitted a proxy covering my shares?

A: You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the annual meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the annual meeting and vote in person, you must obtain a legal proxy from the record holder of the shares giving you the right to vote the shares.

Q: What is a quorum?

A: The annual meeting will be held if a majority of the shares of our common stock outstanding on the record date entitled to vote is represented in person or by proxy at the meeting, constituting a quorum. Abstentions and broker non-votes will be counted as present and represented at the annual meeting for purposes of determining a quorum.

Q: What if I am a beneficial owner and do not give the nominee voting instructions?

A: If your broker holds your shares in its name and does not receive voting instructions from you, your broker has discretion to vote these shares on certain routine matters but cannot vote on non-routine matters. The proposal to ratify the appointment of Grant Thornton LLP is a routine matter and your broker is permitted to vote your shares even if you do not provide your broker voting instructions. The election of directors and the proposal to approve the Amended 2006 Equity Plan are not deemed to be routine matters. Accordingly, your broker is not entitled to vote your shares on those matters unless voting instructions are received from you.

Q: How are votes counted?

A: Directors will be elected at the annual meeting by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the election of directors. Approval of our Amended 2006 Equity Plan and ratification of the appointment of Grant Thornton LLP each requires the affirmative vote of a majority of the shares present, in person or by proxy, at the meeting. Abstentions will have the same effect as a negative vote, and broker non-votes will be considered absent and will have no effect, on the proposal to approve our Amended 2006 Equity Plan and the proposal to ratify the appointment of Grant Thornton LLP.

ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes: Class I, Class II and Class III. Two Class III directors are to be elected at the annual meeting, to serve until the annual meeting of stockholders to be held in 2013 and until the election and qualification of their successors in office. The nominees for election as Class III directors named below are members of the Board of Directors and were previously elected by our stockholders. It is intended that the persons named as proxies will vote for the election of these nominees. If the nominees listed below, who have indicated their willingness to serve as directors if elected, are not candidates when the election occurs, proxies may be voted for the election of any substitute nominees.

     The following information is furnished with respect to our Board of Directors' nominees for election as directors and each director whose term will continue after the annual meeting.

Name, Age, Service as a Director of the Company
Principal Occupation, Positions and Offices, Other Directorships and Business Experience

Nominees for Election as Director

Class III - Term Ending in 2013

Roger F. Stebbing

Mr. Stebbing, age 69, has been a director since 1992 and has been the lead director since December 2007. Mr. Stebbing is President and Chief Executive Officer of Stebbing and Associates, Inc., an engineering consulting company, and has served in such capacities since 1986. Mr. Stebbing is a licensed professional engineer and has a BSc honors degree in Chemical Engineering from Salford University. Mr. Stebbing has had extensive experience in the design and development of complex projects and provides our Board of Directors valuable engineering knowledge, expertise and insight, as well as an in-depth knowledge of the Company gained through his long-time service as a director.

John P. Stupp, Jr.

Mr. Stupp, age 60, has been a director since 1985. He is President of Stupp Bros., Inc., a diversified holding company, and has served in such capacity since March 2004. From April 1995 until March 2004, he served as Executive Vice President and Chief Operating Officer of Stupp Bros., Inc., and since August 1995 he has also served as Chief Executive Officer of Stupp Corporation, a division of Stupp Bros., Inc. Mr. Stupp holds a Bachelor of Science degree in Business and Economics from Lehigh University. He serves as a director and as a member of the audit committee of The Laclede Group, Inc., a public utility holding company. Mr. Stupp's substantial experience as President of Stupp Bros., Inc., as Chief Executive Officer of Stupp Corporation and as a director of public companies and non-profit organizations, as well as his long-term relationship with the Company, provides our Board of Directors valuable financial and operational expertise.

Directors Continuing in Office

Class I - Term Ending in 2011

Emile A. Battat

Mr. Battat, age 71, has been a director since 1987 and has served as Chairman of the Board of the Company since January 1998, as Chief Executive Officer of the Company and as Chairman of the Board or President of each of the Company's subsidiaries since October 1998, and as President of the Company from October 1998 until May 2007. Mr. Battat holds Bachelor of Science and Master of Science degrees in Mechanical Engineering from Massachusetts Institute of Technology and a Master of Business Administration degree from Harvard University. He is an associate member of Sigma Xi, a scientific honor society. Mr. Battat's many years of executive-level experience at other companies, his education and training and his in-depth knowledge of the Company's operations and finances gained through his 23 years as a director and 12 years as our Chief Executive Officer enable him to provide our Board of Directors with strong and capable leadership.

Ronald N. Spaulding

Mr. Spaulding, age 46, has been a director since February 2006, and is currently a private investor. Prior to May 2008, Mr. Spaulding was the President of Worldwide Commercial Operations of Abbott Vascular and a Vice President and corporate officer of Abbott Laboratories, which he joined in April 2006 upon its acquisition of Guidant Corporation's vascular intervention assets. Between 2005 and April 2006, Mr. Spaulding served as the President of International Operations of Guidant Corporation, and also served on the Guidant Management Committee from 2002 until 2005. From 2003 to 2005, he was the President of Europe, Middle East, Africa and Canada of Guidant Corporation. From 2000 to 2003, Mr. Spaulding served as President of Guidant’s Cardiac Surgery business. Mr. Spaulding holds a Master’s degree in Biomedical Engineering and a Bachelor of Science degree in Mechanical Engineering from the University of Miami. Mr. Spaulding's over 20 years of healthcare experience, including service as an officer of publicly-held companies with medical device operations, his knowledge of regulatory and operational matters affecting the development and marketing of medical devices and his educational background enable Mr. Spaulding to bring a valuable and unique perspective to our Board of Directors.

Class II - Term Ending in 2012

Hugh J. Morgan, Jr.

Mr. Morgan, age 81, has been a director since 1988. Mr. Morgan is a private investor. He served as Chairman of the Board of National Bank of Commerce of Birmingham from February 1990 until April 2003. Previously, Mr. Morgan spent over 26 years at Southern Natural Gas Company and spent 14 years at Sonat Inc., its parent company, after its formation in 1973. At the time of his retirement in 1987, Mr. Morgan was serving as the Chairman of the Board of Southern Natural Gas Company and as Vice Chairman of the Board of Sonat Inc. Mr. Morgan holds a Bachelor of Arts degree from Princeton University and is a graduate of the Vanderbilt University Law School. Mr. Morgan's legal and business background, including his substantial experience as a senior officer and director of Sonat Inc. and its subsidiary Southern Natural Gas Company, and his long-term service as a director of the Company enable him to provide our Board of Directors valuable insight into corporate operations and governance and financial matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ITS NOMINEES,
ROGER F. STEBBING AND JOHN P. STUPP, JR.

Information Regarding Board of Directors and Committees

     Board Leadership and Independence. The positions of Chairman and Chief Executive Officer are held by Mr. Emile Battat. Mr. Stebbing, who is currently the Chair of the Corporate Governance Committee, is serving as our lead director. We believe this leadership structure is appropriate for the Company in that our Board of Directors is small, currently numbering five directors, and the combined role of Chairman of the Board and Chief Executive Officer promotes unified direction and leadership for the Company. Our Board of Directors has determined that the following directors are "independent" within the meaning of The Nasdaq Stock Market ("Nasdaq") listing standards: Messrs. Morgan, Spaulding, Stebbing and Stupp, and that Mr. Emile Battat is not independent. Our Audit, Compensation and Corporate Governance Committees are comprised solely of independent directors. Our independent directors meet regularly in executive sessions without management present. Mr. Stebbing, our lead director, is responsible for calling, establishing agendas for and moderating those executive sessions.

     Meetings. Our Board of Directors held five meetings during 2009. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees on which he served held in 2009 during the time he served as a director or as a member of such committees.

     Nominating Process. Because of the small number of directors, our Board of Directors has determined, and has adopted a resolution providing, that nominees for election to the Board of Directors will be selected by a majority vote of the directors meeting the Nasdaq independence requirements (Messrs. Morgan, Spaulding, Stebbing and Stupp). Accordingly, our Board of Directors does not have a separate nominating committee or a nominating committee charter. In accordance with resolutions adopted by the Board of Directors, in selecting nominees for election as directors, our Board of Directors, with the assistance of our Corporate Governance Committee, will review and evaluate candidates submitted by directors and management and by our stockholders pursuant to the procedures set forth in our Bylaws and described in "Stockholder Nominations for Directors" at page 30 of this proxy statement. The Board of Directors, in considering possible nominees, will take into account the following: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience that is relevant to our Company; (c) each director should have sufficient time available to devote to the affairs of the Company; and (d) each director should represent the best interest of all of our stockholders. Our Board of Directors believes that having directors with diverse backgrounds and business experience is in our best interest and these factors are considered in connection with the selection of nominees for election as directors. Our current directors have diverse industry backgrounds, including substantial experience in medical device, industrial, engineering, financial and energy companies. All possible nominees are to be reviewed in the same manner, regardless of whether they have been submitted by stockholders, directors or management.

     The Board’s Role in Risk Oversight. Our Board of Directors has the responsibility for overseeing the Company’s exposure to risk. The Board of Directors, directly and through its Committees, reviews our material risk exposures, including operational risks, investment risks, financial risks and compensation risks. Our Board of Directors and its Committees meet with management when necessary in performing these oversight functions.

     Committees. Our Board of Directors has four standing committees: the Executive Committee, the Corporate Governance Committee, the Compensation Committee and the Audit Committee.

     Our Executive Committee is currently comprised of Messrs. Emile Battat and Morgan.

     Our Corporate Governance Committee, which is currently comprised of Messrs. Morgan, Spaulding and Stebbing, is to assist in the evaluation of possible nominees for election to the Board of Directors as requested by the Board of Directors, review annually and advise the Board of Directors with respect to the compensation of directors and recommend to the Board of Directors (a) the number of directors to be fixed in connection with each annual meeting of our stockholders, (b) the directors to be appointed to each of the committees of the Board of Directors, after considering the recommendation of our Chairman of the Board, (c) corporate governance guidelines if the Corporate Governance Committee deems them appropriate and (d) proposed changes to the charter of the Corporate Governance Committee. In making recommendations to the Board of Directors as to director compensation, our Corporate Governance Committee considers our directors’ responsibilities and time devoted by them in fulfilling their duties as directors, the skills required and market data on director compensation and takes into account recommendations made by Mr. Emile Battat. The Corporate Governance Committee met two times in 2009.

     Our Compensation Committee, which is currently comprised of Messrs. Morgan, Spaulding and Stupp, makes recommendations to the Board of Directors as to the remuneration of our executive officers, administers the Atrion Corporation 1997 Stock Incentive Plan, or 1997 Stock Incentive Plan, the Atrion Corporation 2006 Equity Incentive Plan, or 2006 Equity Plan, the Atrion Corporation Non-Employee Director Stock Purchase Plan, or Stock Purchase Plan and the Atrion Corporation Deferred Compensation Plan for Non-Employee Directors, or Deferred Compensation Plan, and reviews and makes recommendations regarding our other incentive compensation plans. The primary processes and procedures for the consideration and determination of executive compensation, the role of executive officers in determining or recommending the amount and form of executive officer compensation, the extent of delegation of authority and the role of compensation consultants in determining or recommending executive officer compensation are set forth in "Compensation Discussion and Analysis" at page 9 of this proxy statement. Our Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website at www.atrioncorp.com. The Compensation Committee met three times in 2009.

     In 2006 and 2007, an outside compensation consultant, Mercer Human Resource Consulting, or Mercer Consulting, was engaged at the request of the Compensation Committee to provide information as to the compensation of chief executive officers, chief operating officers and chief financial officers in public companies with annual revenues of less than $250 million and annual median revenues ranging from $75 million to $125 million.

     Our Audit Committee, which is currently comprised of Messrs. Morgan, Spaulding, Stebbing and Stupp, appoints, determines the appropriate compensation for and oversees the work of the Company’s independent auditors, and assists the Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures and oversees related party transactions. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at www.atrioncorp.com. The Audit Committee reviews, at least annually, the Audit Committee Charter and is to recommend any changes to the Audit Committee Charter to the Board of Directors. Our Board of Directors has determined that each member of the

Audit Committee is independent within the meaning of the Nasdaq listing standards and is financially literate, and that Mr. Stupp qualifies as an audit committee financial expert. Our Audit Committee met seven times in 2009.

     Stockholder Communications to the Board of Directors. Any stockholder wishing to communicate with our Board of Directors about any matter should send the communication, in written form, to Emile A. Battat, Chairman and Chief Executive Officer, at our principal office in Allen, Texas. Mr. Emile Battat will promptly send the communication to the other members of the Board of Directors.

     Attendance at Stockholder Meetings. The Board of Directors has adopted a policy encouraging each director to attend, if practicable, our annual meetings of stockholders. The 2009 annual meeting was attended by all of our directors.

     Code of Ethics. The Board of Directors has adopted a Code of Business Conduct that applies to our employees, including our executive officers, and to the members of our Board of Directors.

Director Compensation

     During 2009, each non-employee director was paid a fee of $60,000 for his service as a director. In addition, the Chairmen of the Corporate Governance Committee and the Compensation Committee were each paid an annual fee of $6,000, and the Chairman of the Audit Committee was paid an annual fee of $12,000. Mr. Emile Battat, our only employee director, does not receive any compensation for his service as a director. We reimburse our directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors.

     The Stock Purchase Plan provides non-employee directors with a convenient method of acquiring shares of our common stock. The Stock Purchase Plan allows non-employee directors to elect to receive fully-vested stock and restricted stock in lieu of some or all of their fees. The foregone fees are converted into shares of fully-vested and restricted stock on the day the applicable fees otherwise would have been paid. The restricted stock vests in equal amounts on the first day of the second, third and fourth calendar quarters following receipt of the stock, provided the non-employee director is then serving as a member of the Board of Directors.

     The Deferred Compensation Plan allows non-employee directors to defer all or part of their fees into stock units. A stock unit account is set up for each participating non-employee director. The stock unit account is credited with a number of stock units equal to the fees deferred by the non-employee director divided by the closing price of our common stock on the day next preceding the date on which the deferred fees would have been paid. The stock units vest as follows: 25% vest on the date credited to the stock unit account and 25% vest on each of the April 1, July 1 and October 1 immediately following the date credited to the stock unit account, provided the non-employee director is then serving as a member of our Board of Directors. Each stock unit account is credited with additional whole or partial stock units reflecting dividends that would have been paid on the number of shares represented by that stock unit account. The stock units held in a non-employee director's stock unit account are distributed in the form of whole shares of common stock, with cash paid for fractional stock units, in the January following the year in which his service as a director ceases or in January of a particular year, as specified by the non-employee director in his or her deferred fee election form.

     The fees for non-employee directors who elect to participate in either the Stock Purchase Plan or the Deferred Compensation Plan or both are paid on the first business day of January of each year for the calendar year then beginning, in each case to the extent such election or elections apply.

     The following table sets forth summary information concerning the compensation of our non-employee directors for the year ended December 31, 2009:

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)		All Other Compensation ($)(1)	Total ($)
Hugh J. Morgan, Jr.	66,000	(2)	—	66,000
Ronald N. Spaulding	60,000		—	60,000
Roger F. Stebbing	66,000		631	66,631
John P. Stupp, Jr.	72,000	(3)	198	72,198

(1)	Amounts shown in this column represent the value of dividends paid on the number of shares represented by stock units credited to directors' stock unit accounts.
(2)	Mr. Morgan elected to receive 50 percent of his fees for 2009 in shares of our common stock, pursuant to the Stock Purchase Plan described above. As a result, Mr. Morgan was issued 339 shares, valued at $97.10 per share, the closing market price of the Company's common stock on December 31, 2008, the last trading date prior to the date of issuance.
(3)	Mr. Stupp elected to defer $7,200 of his fees for 2009 into stock units, pursuant to the Deferred Compensation Plan described above. As a result, Mr. Stupp's stock unit account was credited with 74.15 stock units, which amount was based on $97.10 per share, the closing market price of our common stock on December 31, 2008, the last trading date prior to the date of issuance. As of December 31, 2009, Mr. Stupp held an aggregate of 12,000 stock options and had an aggregate of 151.12 stock units in his stock unit account.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     We believe that a compensation program that is attractive and competitive is necessary in order to attract, retain and motivate an executive team, as well as other key personnel, who will further our interests and enhance stockholder value. Our compensation program is designed to reward our executive officers for high level corporate performance as reflected by increases in our operating income and earnings per share. Elements of the program are also intended to reward key personnel based on the performance of our operating units and to reward them for individual responsibilities, experience, performance and capacity to influence our results.

     The principal elements of our compensation program are: (i) base salary; (ii) annual cash bonuses; and (iii) long term incentives in the form of equity awards. Additional elements are our health insurance plan, retirement benefits under our Section 401(k) Savings Plan, or 401(k) Plan, and limited perquisites. We utilize these elements because we believe they are necessary or helpful in achieving the objectives of our compensation program. For example, base salaries are designed to attract and retain executive officers and key personnel and are intended to be at a competitive level. Annual cash bonuses and equity awards are intended to reward executive officers and key personnel and provide incentives for superior results by us or one of our operating units and for individual responsibility and performance. Equity awards also are intended to align the interests of our executive officers and key personnel with the interests of our stockholders. The combination of these elements is designed to compensate employees fairly for the services they provide on a regular basis.

     We believe that base salary is the most crucial element of our program in terms of attracting and retaining executive officers and other key employees. Annual cash bonuses provide our executive officers and other key personnel with the opportunity to receive cash compensation in addition to their salaries and are intended to reward them for the performance of the Company as a whole or of our operating units and for individual performance. We consider long term incentives in the form of equity awards as very important in aligning the interests of our executive officers and key personnel with the interests of our stockholders. We do not have a specific policy of awarding options as opposed to restricted stock or restricted stock units. However, until the past few years most of our equity awards had been in the form of stock options because of the incentive they provide to employees in that they have to be in the money for the employees to realize any benefit from the award. In the past few years, we have shifted the focus of our equity awards to restricted stock and restricted stock units, principally due to the change in accounting treatment for options. We believe that our health insurance benefits, along with certain other benefits, are necessary components of our compensation program insofar as attracting and retaining employees.

     Our Compensation Committee establishes the overall compensation program for our executive officers and makes recommendations for their base salaries, salary increases, and any discretionary bonuses. In addition, the Compensation Committee administers our equity incentive program. To assist in the process of administering our compensation program for our executive officers, our Compensation Committee reviews tally sheets identifying the annual compensation for our executive officers in previous years, including base salaries, cash bonuses, long term incentive awards, benefits and perquisites. Each tally sheet also shows the amount payable to the executive officers upon termination of employment under various circumstances and equity ownership. From time to time, directors who are not members of the Compensation Committee attend meetings of the Compensation Committee, including Mr. Emile Battat who attends some meetings or parts of meetings. The Compensation Committee does not delegate the authority to make equity awards. Our executive officers are responsible for the salaries, salary increases, and cash bonuses of key personnel in our operating units who are not executive officers, and they administer separate incentive plans for those units, subject, in the case of one of our units, to review by our Compensation Committee with respect to bonuses for one of our executive officers, David A. Battat, our President and Chief Operating Officer, who participates in that unit’s plan. In considering the base salaries for Mr. David Battat and for Jeffery Strickland, our Vice President and Chief Financial Officer, Secretary and Treasurer, the Compensation Committee takes into account the recommendations of Mr. Emile Battat. Mr. Emile Battat also assisted in the development of an annual cash incentive plan for our chief financial officer that was first effective in 2007 and is modeled after the bonus plan applicable to Mr. Emile Battat. Additionally, Mr. Emile Battat has recommended that Mr. David Battat continue participating in the incentive plan of the operating unit of which he serves as President and is responsible for its day-to-day operations. Mr. Emile Battat is the only executive officer with an employment agreement, which is described below.

     We believe that our executive compensation program should be internally consistent and equitable. In 2009 Mr. Emile Battat’s base salary, which is fixed by his employment agreement, was 2.0 times the base salary of Mr. David Battat and approximately 2.4 times the base salary of Mr. Strickland. We believe that these differences were appropriate based on the responsibilities and experience of our executive officers. As discussed below, both Mr. Emile Battat and Mr. Strickland are entitled to annual cash bonuses equal to certain percentages of increases in our operating income. The percentage of the increase in operating income that is to be awarded to Mr. Emile Battat is set forth in our employment agreement with him and was determined based on our Compensation Committee’s discussions with him. In determining what percentage of our operating income increase would be awarded to Mr. Strickland under the incentive compensation plan for our chief financial officer, the Compensation Committee took into account the responsibilities and experience of Messrs. Emile Battat and Strickland, as well as their capacities to influence our results, and concluded that it would be appropriate for the maximum bonus that could be paid to Mr. Strickland under the formula applicable to him to be approximately 25% of the maximum bonus that could be paid to Mr. Emile Battat under the formula applicable to him. Mr. David Battat’s annual cash bonus is based on the performance of our unit for which Mr. David Battat serves as President and continues to be responsible for day-to-day operations. In addition to the formula-based cash bonuses that our executive officers may be entitled to, they also may receive discretionary cash bonuses if recommended by our Compensation Committee and approved by our Board of Directors.

     We endeavor to structure our compensation program so that our base salaries and annual cash bonus opportunities are adequate to attract and retain key personnel and we have sufficient long-term equity compensation to motivate our executive officers and other key personnel to focus on our performance over the longer term. We believe that our compensation program is designed in a manner so as not to encourage excessive risk taking. Our executive officers’ base salaries are fixed amounts and therefore do not encourage risk taking. Our annual and long-term incentive compensation arrangements for our executive officers are tied to our performance on an annual basis and over the longer term. We believe that those incentive programs, taken together with base salaries, are balanced and do not promote excessive risk taking. Additionally, although we do not have mandatory stock ownership requirements for our executive officers, our Compensation Committee encourages such ownership of our common stock through equity awards to our executive officers. Our Compensation Committee considers the following corporate factors in establishing our compensation program and making compensation decisions:
  increase in our earnings per share
  increase in our operating income
  total stockholder return
  safety
  efficiency of our operations
Base Salaries

     In structuring the compensation program, we start with the annual base salary and build on that element. Salaries are based on the executive officer’s performance, responsibilities, experience, capacity to influence our results, competitive conditions and length of service with us. When determining the base salaries for our executive officers, our Compensation Committee reviews the total annual compensation for those executive officers for previous years, including base salary, cash bonuses, long term incentive awards, benefits and perquisites. To facilitate this review, our Compensation Committee uses tally sheets identifying each of these elements. Our executive officers’ base salaries are not contingent on our corporate performance. In early 2009, Mr. Emile Battat recommended to the Compensation Committee that for 2009 the base salaries of our executive officers and other senior management remain at 2008 levels in light of the uncertainties in the economy. The Compensation Committee and Board of Directors agreed with this recommendation.

     Mr. Emile Battat’s annual base salary is $500,000 and has been at that level since 2002, in accordance with the terms of his employment agreement. Throughout the period since 2002, Mr. Emile Battat has requested that his base salary not be increased, including when his employment agreement was amended in 2006 to, among other things, extend the term of employment for an additional five years.

     When Mr. David Battat was elected as our President and Chief Operating Officer in 2007, his responsibilities were expanded beyond those of President of one of our operating units. In connection with that election and expansion of responsibilities, we increased his annual base salary to $200,000. Effective January 1, 2008, Mr. David Battat’s annual base salary was increased to $250,000 and it remained at that level in 2009. Our Compensation Committee believes that the 2008 increase was appropriate in light of Mr. David Battat’s duties at the Company level as well as the significant contribution that the operating unit of which he serves as President had been making to the Company's overall results. The continuation of his base salary at that level in 2009 was in accordance with Mr. Emile Battat’s recommendation referred to above which was accepted by the Compensation Committee and our Board of Directors.

     Mr. Strickland’s annual base salary was increased from $200,000 to $210,000 effective January 1, 2008 and remained at that level in 2009. Our Compensation Committee believes that the 2008 increase was appropriate in light of market conditions, the continuing growth of the Company, Mr. Strickland’s individual performance and his length of service with the Company. The continuation of his base salary at that level in 2009 was also consistent with Mr. Emile Battat’s recommendation for 2009 base salaries as discussed above.

Annual Incentive Compensation

     Our employment agreement with Mr. Emile Battat and our annual bonus plan for our chief financial officer each provide for annual cash bonuses based on increases in our operating income, although at different levels. As provided in the employment agreement and that plan, our Compensation Committee has the authority to exercise its discretion to adjust any increase in our operating income to disregard one-time, nonrecurring extraordinary items and is to make such equitable adjustments as are required to give effect to acquisitions, divestitures or similar corporate transactions. In addition to serving as our President and Chief Operating Officer, Mr. David Battat serves as President of one of our operating units and devotes a substantial portion of his time to the operations of that unit. In reviewing Mr. David Battat’s total compensation, our Compensation Committee, with the recommendation of Mr. Emile Battat, concluded that for 2009 it was appropriate for Mr. David Battat to continue participating in that unit’s incentive compensation plan. Accordingly, the Compensation Committee has not recommended that a separate plan similar to those under which Messrs. Emile Battat and Strickland receive incentive compensation be implemented for Mr. David Battat. The unit’s plan establishes a pool each year equal to a portion of the unit’s operating profits. The pool is used to pay certain bonuses to that unit’s manufacturing and assembly employees, other discretionary bonuses to employees not designated as key employees and certain other expenses. The balance of the pool, if any, is distributed to key employees, with 75% of a participant’s bonus to be paid prior to March 15 of the year immediately following the year for which the pool is established and 25% to be paid by March 15 of the following year if the participant is still employed. The plan is administered by our executive officers subject to review and adjustments by our Compensation Committee with respect to bonuses for the one executive officer who participates in that plan. Our Compensation Committee has the authority to recommend discretionary cash bonuses based on the performance of the Company, one or more Company units or individual performance. We believe that this discretionary authority may be useful because there may be circumstances that would support awards being made in addition to those under, or in the absence of attainment of the performance goals in, the plans and arrangements discussed above. Based on our performance and Mr. David Battat’s individual performance, our Compensation Committee recommended, and our Board of Directors approved, a discretionary cash bonus of $100,000 to Mr. David Battat for 2009, 75% of which was paid prior to March 15, 2010 and the remaining 25% of which will be paid by March 15, 2011 provided he is then employed by Halkey-Roberts or an affiliate.

Long Term Incentive Awards

     Long term equity-based compensation is an integral part of our total compensation package. It is intended to align the interests of our executive officers and key personnel with the interests of our stockholders in focusing on long-term growth and stock performance. We review the costs and benefits to us from the various forms of long-term compensation, recognizing that stock options will have little or no value if we do not have increased profitability and that restricted stock and restricted stock units may continue to have value, though possibly reduced, if our profitability declines.

     Our policy is that if we are going to make equity awards, other than in connection with new hires or unusual circumstances, those awards will be made at the meeting of our Compensation Committee held in conjunction with our annual stockholders meetings, which usually are held each May. In May 2008, our Compensation Committee granted options for 16,000 shares to Mr. David Battat and awarded him 4,000 shares of restricted stock. These options and restricted stock vest over a four-year period.

Benefits and Perquisites

     As a part of our total compensation package, we provide various benefits to our executive officers, including health insurance and life and disability insurance. We also maintain a 401(k) Plan for all of our employees, including our executive officers. Under our 401(k) Plan, we make matching contributions of up to 3.5% of a participant’s eligible compensation. Our executive officers are fully vested in our matching contributions. Perquisites are not a significant component of compensation for our executive officers.

Termination and Change in Control Arrangements

     We have agreements or plans under which Messrs. Emile Battat, David Battat and Strickland are entitled to payments and benefits upon termination of employment under certain circumstances. The terms of Mr. Emile Battat’s arrangement are included in his employment agreement and were determined on the basis of recommendations by our Compensation Committee after discussions with him. The terms of Mr. David Battat's arrangement were recommended by our Compensation Committee after consideration of his responsibilities and experience. The terms of Mr. Strickland’s severance plan were recommended by our Compensation Committee after consideration of Mr. Strickland’s total compensation package and length of service with the Company. We have structured our arrangements with our executives so that a change in control alone does not trigger any payments and, with respect to their equity awards, results only in acceleration of vesting. We believe acceleration of vesting provides our executive officers a reasonable measure of protection in the event of a change in control. For a more detailed discussion of the terms of these arrangements, see "Potential Termination and Change in Control Payments" at page 18.

Other

     The base salaries of our executive officers can be adjusted upwards and downwards, except in the case of Mr. Emile Battat, and discretionary bonuses can be awarded based on the individual performance of the executives as well as the performance of the Company or its units. Additionally, we can make equity awards to reward individual performance. We have not had to adjust or restate performance measures upon which awards have been made and, accordingly, have not made any decisions nor adopted any policy with respect to adjusting or reducing awards as a result of any such adjustment or restatement. However, we would expect to reduce or adjust awards if such events were to occur. We recognize that there may be circumstances where the individual responsibilities and performance of our executive officers or our corporate performance is so exceptional that a material increase in compensation would be appropriate. Likewise, we recognize that there could be a material downturn in our corporate performance, in which event we would consider reducing and, if appropriate, materially reducing compensation levels where permitted. In addition, we recognize that it may be necessary to materially increase compensation to retain personnel who may have attractive offers from other companies. However, this has not been a practice that we have engaged in regularly, though we have taken this action on occasion in the past.

     In making equity awards or considering adjustments to base salaries or cash incentives, our Compensation Committee takes into account the other elements of the compensation packages of our executive officers, including the number of shares of our common stock owned by our executive officers and the number of unexercised options held and restricted stock or restricted stock units held, as well as the potential benefits they may realize upon the sale of the stock underlying these awards.

     Although we expect that our Compensation Committee will continue to grant options where appropriate to provide longer term incentives to our executive officers and other key personnel, our Compensation Committee is continually weighing the benefit expected to be received from that element of our compensation program against the impact that type of award will have on our corporate earnings under recent accounting changes and the advantages and disadvantages of other types of equity awards.

     We have not adopted any guidelines and have no specific requirements respecting the ownership of our securities by our executive officers and other key personnel. However, through our equity awards to our executive officers and other key personnel we encourage ownership of our securities. We also have a policy that discourages hedging the risk of ownership of our securities.

     In 2006, Mercer Consulting reviewed the compensation of chief executive officers and chief financial officers in companies with annual revenues of less than $250 million and annual median revenues ranging from $75 million to $125 million. A review of the compensation of chief operating officers for companies in those categories was provided by Mercer Consulting in early 2008. These surveys provided us with information regarding base salary, target bonus, target total annual compensation, long term incentives, and total direct compensation. This information has been used by our Compensation Committee to obtain a more thorough understanding of compensation practices in companies in those categories so as to assist our Compensation Committee in formulating its recommendations to our Board of Directors regarding the compensation structure and levels of our executive officers. In addition, the Compensation Committee reviews compensation surveys that include a broad range of companies.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on this review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement.

Members of the Compensation Committee

Hugh J. Morgan, Jr. (Chairman)	Ronald N. Spaulding	John P. Stupp, Jr.

     The following table sets forth summary information concerning the compensation of our executive officers during the periods indicated.

Summary Compensation Table

							Change in
						Non-	Pension Value
						Equity	and
						Incentive	Nonqualified
				Stock	Option	Plan	Deferred	All Other
Name and				Awards	Awards	Compen-	Compensation	Compen-
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	($)(2)	sation ($)(3)	Earnings ($)(4)	sation ($)		Total ($)
Emile A. Battat	2009	500,000	—	—	—	235,494	3,772	13,871	(5)	753,137
Chairman of the	2008	500,000	—	—	—	296,481	5,438	14,119		816,038
Board and Chief	2007	500,000	—	—	—	411,195	15,491	9,243		935,929
Executive Officer

David A. Battat	2009	250,000	100,000 (6)	—	—	275,000 (7)	422	13,291	(8)	638,713
President and Chief	2008	250,000	—	444,240	388,920	215,000	609	11,895		1,310,664
Operating Officer	2007	186,538	—	—	—	150,000	8,500	2,610		347,648

Jeffery Strickland	2009	210,000	—	—	—	58,873	6,858	10,598	(9)	286,329
Vice President and	2008	210,000	—	—	—	74,120	9,886	10,637		304,643
Chief Financial	2007	200,000	—	—	—	100,000	18,467	21,106		339,573
Officer, Secretary and
Treasurer

(1)	The amounts presented in this column represent the aggregate grant date fair value of stock awards made during the year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation ("FASB ASC Topic 718"). The assumptions used in the valuations may be found in Note 8 to the financial statements included as a part of our Annual Report on Form 10-K for the year ended December 31, 2009.
(2)	The amounts presented in this column represent the aggregate grant date fair value of option awards made during the year computed in accordance with FASB ASC Topic 718. The grant-date fair value was determined using a Black-Scholes valuation applied to the number of shares granted under an option. The assumptions used in the Black-Scholes valuations and the resulting values per share may be found in Note 8 to the financial statements included as a part of our Annual Report on Form 10-K for the year ended December 31, 2009.
(3)	These awards were made to Mr. Emile Battat under his employment agreement with us, to Mr. David Battat under the Halkey Roberts Incentive Compensation Plan, or Halkey-Roberts Plan, and to Mr. Strickland under the incentive compensation plan for our chief financial officer.
(4)	In 2007, we terminated the Atrion Corporation Cash Balance Plan, or Cash Balance Plan. Each of our executive officers participated in the Cash Balance Plan and elected a lump sum distribution of his account which was paid in October 2009. The amounts presented in this column for 2009 represent the difference between the Present Value of Accumulated Benefits under the Cash Balance Plan at December 31, 2008 and the amounts actually distributed to our executive officers in October 2009, which distributions were as follows: Mr. Emile Battat -- $129,521; Mr. David Battat - $14,493; and Mr. Strickland -- $235,456. The amounts presented in this column for 2008 and 2007 are the amounts accumulated in the named executive officer's account under the Cash Balance Plan between January 1, 2008 and December 31, 2008 and January 1, 2007 and December 31, 2007, respectively.
(5)	Includes the following paid or accrued by us or one or more at our subsidiaries: (i) matching contributions to the 401(k) Plan of $8,575; (ii) dividends on restricted stock of $4,860; and (iii) payment of life insurance premiums of $436.
(6)	This bonus was awarded to Mr. David Battat for 2009, with 75% paid prior to March 15, 2010 and the remaining 25% to be paid by March 15, 2011 provided he is then employed by Halkey-Roberts or an affiliate.
(7)	Mr. David Battat was awarded this amount for 2009 pursuant to the Halkey-Roberts Plan and, in accordance therewith, he received 75% of that bonus prior to March 15, 2010 and is to receive the remaining 25% by March 15, 2011 provided he is then employed by Halkey-Roberts or an affiliate.

(8)	Includes the following paid or accrued by us or one or more at our subsidiaries: (i) matching contributions to the 401(k) Plan of $8,575; (ii) dividends on restricted stock of $4,260; and (iii) payment of life insurance premiums of $456.
(9)	Includes the following paid or accrued by us or one or more at our subsidiaries: (i) matching contributions to the 401(k) Plan of $7,350 and (ii) payment of life insurance premiums of $3,248.

     The following table sets forth summary information concerning the grants of plan-based awards to our executive officers during the year ended December 31, 2009.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under			Estimated Future Payouts
		Non-Equity Incentive Plan			Under Equity Incentive Plan
		Awards			Awards
All Other
								Stock	All Other		Grant
								Awards:	Option	Exercise or	Date Fair
								Number of	Awards:	Base	Value of
								Shares	Number of	Price of	Stock and
							Maxi-	of Stock	Securities	Option	Option
		Threshold	Target	Maximum	Threshold	Target	mum	or Units	Underlying	Awards	Awards
Name	Grant Date	($)(1)	($)(2)	($)(3)	(#)	(#)	(#)	(#)	Options (#)	($/Sh)	($)
Emile A. Battat(4)	—	0	235,494	—	—	—	—	—	—	—	—
David A. Battat(4)	—	0	275,000	—	—	—	—	—	—	—	—
Jeffery Strickland(4)	—	0	58,873	105,000	—	—	—	—	—	—	—

(1)	The amounts presented in this column are $0 because Mr. Emile Battat’s employment agreement, the Halkey-Roberts Plan and the incentive compensation plan for our chief financial officer do not provide for threshold amounts if performance targets are not met.
(2)	The amounts presented in this column represent the payments that Mr. Emile Battat, Mr. David Battat and Mr. Strickland received in 2009.
(3)	Mr. Emile Battat’s employment agreement and the Halkey-Roberts Plan do not provide for a maximum bonus. The maximum amount shown for Mr. Strickland represents fifty percent (50%) of Mr. Strickland's base salary for 2009, the highest percentage of base salary that may be awarded under the incentive compensation plan for our chief financial officer.
(4)	See "Certain Agreements, Plans and Transactions" at page 17 of this proxy statement.

Base Salaries

     Mr. Emile Battat's base salary is fixed by his employment agreement. Base salaries for Mr. Strickland and Mr. David Battat are reviewed annually, and adjustments are generally made on the basis of our performance as measured by certain financial and non-financial criteria, various survey information respecting compensation of executive officers, compensation levels for executive officers in a broad range of companies, cost-of-living information and the individual performance of the respective executive officer. The Compensation Committee has not assigned relative weights or values to any of such criteria. With respect to our financial performance, the Compensation Committee generally takes into consideration our operating income, earnings per share and total stockholder return.

Incentive Compensation

     The Company and its subsidiaries have implemented cash incentive plans covering certain key employees. Mr. Emile Battat is eligible for cash incentive awards under the terms of his employment agreement, and Mr. Strickland may receive cash incentive awards under the terms of the incentive compensation plan for our chief financial officer. Mr. David Battat participates in the Halkey-Roberts Plan and may receive cash incentive awards under that plan. These arrangements are described in more detail in “Certain Agreements, Plans and Transactions” at page 17 of this proxy statement. These arrangements are intended to foster a corporate culture focused on bottom line results by providing key employees with a substantial stake in reducing costs and increasing sales and productivity while conserving capital resources. In addition, our executive officers may receive discretionary bonuses if recommended by our Compensation Committee and approved by our Board of Directors.

     The following table sets forth summary information concerning our executive officer's outstanding equity awards as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity Incentive					Awards:	Market or
			Plan Awards:				Market	Number	Payout Value
	Number of		Number of			Number of	Value of	of Unearned	of Unearned
	Securities		Securities			Shares or	Shares or	Shares, Units	Shares,
	Underlying	Number of	Underlying			Units of	Units of	or Other	Units or
	Unexercised	Securities Underlying	Unexercised	Option	Option	Stock That	Stock That	Rights That	Other Rights
	Options (#)	Unexercised Options	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	That Have
Name	Exercisable	(#) Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)(1)	Vested (#)	Not Vested ($)
Emile A. Battat	18,750	6,250 (2)	—	71.86	8/6/11	3,000	467,160	—	—
David A. Battat	3,104	9,312 (3)	—	111.06	5/9/13	3,000	467,160	—	—
	896	2,688 (3)	—	111.50	5/9/13	—	—	—	—
Jeffery Strickland	—	—	—	—	—	—	—	—	—

(1)	Based on the closing price of $155.72 per share of the common stock of the Company on December 31, 2009.
(2)	This option award will vest on August 7, 2010.
(3)	One-third of this option award will vest on each of May 8, 2010, May 8, 2011 and May 8, 2012.

     The following table sets forth summary information concerning the exercise of options and the vesting of stock during the year ended December 31, 2009 for our executive officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Number of
	Shares		Number of
	Acquired on	Value Realized	Shares Acquired	Value Realized
Name	Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)(1)
Emile A. Battat	—	—	1,500	195,083

David Battat	—	—	1,000	89,660

Jeffery Strickland	—	—	—	—

(1)	Based on the average of the high and low trading prices of the Company's common stock on the vesting dates.

Cash Balance Plan

     For a number of years, we maintained a Cash Balance Plan, which included all full-time active employees of our Company and its subsidiaries, other than Quest Medical, Inc., that were hired prior to May 1, 2005. Each participant had an account balance which represented his or her benefit under the Cash Balance Plan. Generally, each participant was to become fully vested in the benefits under such plan after five years of employment. Messrs. Emile Battat, David Battat and Strickland participated in the Cash Balance Plan. In 2007, the Board of Directors approved an amendment to the Cash Balance Plan to freeze all future benefit accruals to participants' account balances after December 31, 2007, and terminated the Cash Balance Plan effective December 31, 2007. Participants in the Cash Balance Plan continued to earn interest credits on their account balances until such time as the Cash Balance Plan settled all its obligations with respect to termination. For 2009, the per annum interest rate was 4.0%. In October 2009, final distributions were made to participants in the Cash Balance Plan. The distributions were made in a lump sum to the named executive officers.

Pension Benefits
			Present Value of
		Number of Years	Accumulated	Payments During Last
Name	Plan Name	Credited Service (#)	Benefit ($)	Fiscal Year ($)(1)
Emile A. Battat	Cash Balance Plan	10.25	—	129,521

David A. Battat	Cash Balance Plan	3.83	—	14,493

Jeffery Strickland	Cash Balance Plan	25.33	—	235,456

(1)
Mr. Emile Battat rolled over $119,563 of his distribution to his account in our 401(k) Plan; Mr. David Battat rolled over the full amount of his distribution to our 401(k) Plan; and Mr. Strickland rolled over the full amount of his distribution to an Individual Retirement Account.

Certain Agreements, Plans and Transactions

     In 2002, we entered into an employment agreement with Mr. Emile Battat which, as amended that same year, provided for his employment for an initial term that expired on December 31, 2006. That employment agreement provided for base salary for each calendar year of $500,000. In addition, Mr. Emile Battat was entitled to receive a cash bonus each year of not less than $100,000. On August 7, 2006, the Board of Directors approved an amended employment agreement with Mr. Emile Battat which became effective on January 1, 2007 that has an initial term expiring on December 31, 2011. That employment agreement provides that Mr. Emile Battat will receive the same base salary for each calendar year that he was entitled to under our original employment agreement with him and provides for a cash bonus each year equal to a percentage of the increase in operating income for such calendar year over operating income for the prior calendar year, subject to equitable adjustments in the discretion of the Compensation Committee. Our employment agreement with Mr. Emile Battat also provides for certain payments to be made and benefits provided to Mr. Emile Battat upon termination of employment, as discussed in "Potential Termination and Change in Control Payments" below.

     Mr. David Battat participates in the Halkey-Roberts Plan. The Halkey-Roberts Plan provides for a bonus pool equal to 15% of the excess of Halkey-Robert's operating profit, reduced by a percentage of the amount of our corporate overhead that is allocated to Halkey-Roberts each calendar year, over that amount required for Halkey-Roberts to realize a 15% return on the average of total net assets excluding cash but including working capital used in the operations of Halkey-Roberts for such calendar year. The Halkey-Roberts Plan provides that each participant will receive 75% of his or her bonus prior to March 15 of the year following the year to which the bonus is attributable, and 25% by the next succeeding March 15 provided the participant is then employed by Halkey-Roberts or an affiliate. Mr. David Battat was awarded a bonus under the Halkey-Roberts Plan of $275,000 for 2009, $206,250 of which was paid in early 2010 and $68,750 of which will be paid on or before March 15, 2011 if Mr. David Battat is then employed by us or a subsidiary. In March 2009, we entered into a change in control agreement with Mr. David Battat. The change in control agreement provides that Mr. David Battat will be entitled to certain payments and benefits in the event his employment is terminated in connection with a change in control of the Company, as discussed in "Potential Termination and Change in Control Payments" below.

     In May 2007, the Board of Directors approved an incentive compensation plan for our chief financial officer. Under that plan, Mr. Strickland is to receive a cash bonus each year equal to a percentage of the increase in operating income for such calendar year over operating income for the prior calendar year, subject to equitable adjustments in the discretion of the Compensation Committee. The bonus may not exceed 50% of Mr. Strickland’s base salary for such calendar year. Mr. Strickland was awarded a bonus of $58,873 for 2009 pursuant to that plan. The Company has a severance plan pursuant to which Mr. Strickland will be entitled to certain payments if his employment is terminated under certain circumstances in connection with a change in control of the Company, as discussed in "Potential Termination and Change in Control Payments" below.

     In 2007, the Company’s Board of Directors approved final settlement of the Company’s obligations to participants in the Company's Supplemental Executive Retirement Plan and the Company's Supplemental Executive Thrift Plan. In connection therewith, Mr. Strickland received a payment in the amount of $15,436. Those plans had been frozen since December 31, 1998.

Potential Termination and Change in Control Payments

Termination for Cause or Without Good Reason

     If Mr. Emile Battat's employment is terminated by us for "just cause" or by Mr. Emile Battat without "good reason" (as those terms are defined in Mr. Emile Battat’s employment agreement), he is to receive his base salary up to the termination date and the annual bonus for the calendar year in which the termination date occurs, prorated for the number of days in such calendar year prior to the termination date. He will also be entitled to receive his accrued vacation pay, unreimbursed business expenses and vested amounts under the 401(k) Plan.

     If Mr. David Battat's employment or Mr. Strickland's employment is terminated for cause, they will each receive their base salary up to the termination date, accrued vacation pay, unreimbursed business expenses and vested amounts under the 401(k) Plan.

Termination Without Just Cause or With Good Reason or Due to Death or Disability

     If Mr. Emile Battat's employment is terminated by us without just cause, by Mr. Emile Battat with good reason or due to his death or disability, he will be entitled to receive the same payments and other benefits he would receive had the termination been with just cause plus an amount equal to the sum of one year's base salary and the average annual bonus received by him in the three years prior to the year in which the termination occurs. In addition, we will continue to provide group health plan benefits for him, his spouse and his dependents for one year and all stock options and other equity will fully vest and become exercisable on the termination date.

     If Mr. David Battat's or Mr. Strickland's employment is terminated by us without "just cause," by either of them with "good reason" (as those terms are defined in Mr. David Battat's change in control agreement and Mr. Strickland’s severance plan) or due to death or disability, and such termination is not in connection with a change in control of the Company, they will each receive the same payments and other benefits they would receive had the termination been with just cause.

Termination Without Just Cause or With Good Reason in Connection with Change in Control

     If Mr. Emile Battat's employment is terminated by us without just cause or by Mr. Emile Battat for good reason in contemplation of or within two years following a "change in control" (as that term is defined in Mr. Emile Battat’s employment agreement), he will be entitled to receive the same payments and other benefits he would receive had the termination been with just cause, plus an amount equal to two times the sum of one year's base salary and the average annual bonus received by him for the three years prior to the year in which the termination occurs. In addition, we will continue to provide group health plan benefits for him, his spouse and his dependents for one year and all stock options and other equity will fully vest and become exercisable on the termination date.

     If Mr. David Battat's employment is terminated by us or Halkey-Roberts without just cause or by Mr. David Battat for good reason in contemplation of or within two years following a "change in control" (as defined in Mr. David Battat's change in control agreement), he will be entitled to receive the same payments and other benefits he would have received had the termination been with just cause, plus an amount equal to two times the sum of one year's base salary and the average annual bonus to which he was entitled for the three years prior to the year in which the termination occurs. In addition, Mr. David Battat's unvested equity awards will vest and he will be entitled to one year's health benefits.

     If there is a change in control of the Company and Mr. Strickland's employment is terminated by us without cause or by Mr. Strickland with good reason prior to Mr. Strickland's death, attainment of age 65 or the expiration of two years following the change in control, Mr. Strickland will be entitled to receive severance pay in an amount equal to his annual base salary for the 12 months preceding termination of employment. In addition, Mr. Strickland will be entitled to receive any bonus due under the incentive compensation plan for our chief financial officer and his vested amount under the 401(k) Plan.

Change in Control Without Termination of Employment

     If there is a change in control but no termination of employment, Mr. Emile Battat's and Mr. David Battat's unvested options and restricted stock will vest under the terms of the 2006 Equity Plan.

     The following table sets forth the payments and benefits that each executive officer would have received had his employment been terminated or had a change in control occurred, on December 31, 2009:

Name	Type of Payment or Benefit	Termination for Just Cause or Without Good Reason ($)	Termination Without Just Cause, For Good Reason, or upon Death or Disability ($)		Termination Without Just Cause or For Good Reason in Connection with a Change in Control ($)		Change in Control ($)
Emile A. Battat	Severance Payment	235,494	1,004,719		1,773,945		—
	Equity Awards	0	991,285	(1)	991,285	(1)	991,285	(1)
	Retirement Benefits(2)	51,681	51,681		51,681		—
	Health Benefits	0	11,500		11,500		—
	Total	287,175	2,059,185		2,828,411		991,285

David A. Battat	Severance Payment	—	—		1,189,808		—
	Equity Awards	—	—		1,001,897	(1)	1,001,897	(1)
	Retirement Benefits(2)	21,435	21,435		21,435		—
	Health Benefits	—	—		5,141		—
	Total	21,435	21,435		2,218,281		1,001,897

Jeffery Strickland	Severance Payment	—	—		268,873	(3)	—
	Equity Awards	—	—		—		—
	Retirement Benefits(2)	192,548	192,548		192,548		—
	Health Benefits	—	—		—		—
	Total	192,548	192,548		461,421		—

(1)
These amounts represent the market price as of December 31, 2009 of equity awards vesting on termination of employment or change in control less, in the case of options, the exercise price of those options.

(2)
These retirement benefits are the market value of the vested amount contributed by the Company to the named executive officer's account under the 401(k) Plan, excluding amounts rolled over from the terminated Cash Balance Plan.

(3)	The severance payment includes the payment under Mr. Strickland’s severance plan and the bonus for 2009 under the incentive compensation plan for our chief financial officer.

Compensation Committee Interlocks and Insider Participation

     During 2009, Messrs. Morgan, Spaulding and Stupp served as members of the Compensation Committee. None of the members of the Compensation Committee was an officer or employee of the Company or our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2009, none of our executive officers was a member of the board of directors, or any committee thereof, of any other entity one of the executive officers of which served as a member of our Board of Directors, or any committee thereof.

Related Party Transactions

     Our Audit Committee, pursuant to the Audit Committee Charter, is authorized to review and approve or disapprove, in its sole discretion, in advance, any proposed related-party transaction, within the meaning of Nasdaq listing standards and rules and regulations promulgated by the SEC. Under the Audit Committee's written policies, transactions involving amounts in excess of $120,000 in which a related person has a direct or indirect material interest are subject to review and approval or disapproval. The Audit Committee will approve such a transaction only if it determines that the transaction is in our best interest.

     In considering a related party transaction, the Audit Committee will consider all relevant factors, including as applicable (i) our business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to us.

     The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for us to amend or terminate the transaction. Management or the affected director or executive officer is to bring the matter to the attention of the Audit Committee. If a member of the Audit Committee is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

APPROVAL OF AMENDED AND RESTATED
ATRION CORPORATION
2006 EQUITY INCENTIVE PLAN

     On May 22, 2006, our stockholders approved the Atrion Corporation 2006 Equity Incentive Plan, or 2006 Equity Plan, which provides that the maximum number of shares of our common stock that can be issued pursuant to awards thereunder is 100,000 shares. Under the 2006 Equity Plan awards may be in the form of incentive and non-qualified stock options, restricted stock, restricted stock units, deferred stock units and performance shares. On February 17, 2010, our Board of Directors voted to amend and restate our 2006 Equity Plan and is recommending the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan, or Amended 2006 Equity Plan, to our stockholders for approval.

     As of March 26, 2010, we had 37,151 shares of common stock available for awards under the 2006 Equity Plan. The Amended 2006 Equity Plan increases the reserved shares by 100,000 shares. The Amended 2006 Equity Plan also contains certain additional changes from the 2006 Equity Plan, including authorizing awards of dividend equivalents and other stock-based awards and permitting awards to our non-employee directors.

Reasons for Amendment

     When our 2006 Equity Plan was adopted four years ago, we reserved 100,000 shares of our common stock for awards thereunder. Over the past four years, we have awarded options, restricted stock and restricted stock units to our employees and as of March 26, 2010 we had 37,151 shares available for awards under the 2006 Equity Plan. Our Board of Directors continues to believe that an equity incentive plan is helpful in attracting and retaining key personnel and providing incentive compensation based on our performance and that of our key employees. However, in order to continue realizing the benefits of our 2006 Equity Plan, it is necessary to increase the number of shares available for awards. Our Board of Directors believes that an increase of 100,000 shares of our common stock is necessary and has approved that increase, as set forth in the Amended 2006 Equity Plan. Our Board of Directors also believes that permitting awards of dividend equivalents and other stock-based awards provides our Compensation Committee, which has administered the 2006 Equity Plan and will administer the Amended 2006 Equity Plan, with additional flexibility in shaping awards in the future. Also, our Board of Directors believes that permitting awards to non-employee directors will be helpful in attracting and retaining members of our Board of Directors.

Summary of Amended 2006 Equity Plan

     The following is a summary of the Amended 2006 Equity Plan. The statements contained herein are qualified in their entirety by reference to the Amended 2006 Equity Plan, a copy of which is attached as Appendix A to this Proxy Statement.

     General. The Amended 2006 Equity Plan authorizes the Company to grant to eligible persons the following types of equity-based awards: options to purchase common stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code; options to purchase common stock that do not qualify as incentive stock options under the Code, which also are referred to as "nonqualified stock options;" shares of restricted stock that are subject to certain transferability and forfeiture restrictions that lapse after specified restricted periods; restricted stock units, deferred stock units, dividend equivalents, stock appreciation rights, also known as SARs; performance share units and other stock-based awards.

     Eligible Persons. Employees, non-employee directors and consultants of the Company will be eligible to participate in the Amended 2006 Equity Plan. As of March 15, 2010, approximately 50 employees, non-employee directors and consultants of the Company and its subsidiaries would be eligible to participate in the Amended 2006 Equity Plan. The selection of employees, non-employee directors and consultants to participate in the Amended 2006 Equity Plan will be entirely within the discretion of the Compensation Committee. Under present law, incentive stock options may be granted only to employees.

     Shares Available. The maximum number of shares of common stock subject to all awards granted under the Amended 2006 Equity Plan will be 200,000 shares, of which approximately 137,151 will be available for new awards. The maximum number of shares of common stock which may be awarded to any one person during any one year is 35,000 shares. The awards granted under the Amended 2006 Equity Plan and the foregoing share limitations are subject to equitable adjustment or substitution, as determined by the Compensation Committee in its sole discretion, in the event of certain changes in the Company’s outstanding shares of common stock or its capital structure resulting from a dividend or other distribution in the form of cash (excluding ordinary cash dividends), common stock, other securities or other property, on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of our common stock or other securities, issuance of warrants or other rights to purchase our common stock or other securities, or other similar event that affects our common stock. In the event that any stock option, restricted common stock, restricted stock unit, deferred stock unit, dividend equivalent, SAR, performance share unit or other stock-based award expires or is surrendered, terminated, or forfeited, the shares of common stock no longer subject to such award will be released and thereafter available for new awards to be granted under the Amended 2006 Equity Plan.

     Administration. The Compensation Committee is authorized to administer the Amended 2006 Equity Plan. The Compensation Committee has the power, subject to the provisions of the Amended 2006 Equity Plan, to interpret the Amended 2006 Equity Plan and the agreements pursuant to which stock options, restricted common stock, restricted stock units, deferred stock units, dividend equivalents, SARs, performance units and other stock-based awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Amended 2006 Equity Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Compensation Committee has the power, subject to the provisions of the Amended 2006 Equity Plan, to determine the nature and extent of the awards to be made to each participant; to determine the time when awards will be made to participants; to establish the performance goals and determine the period of time within which performance is measured with respect to performance units; to establish the various targets and bonus amounts which may be earned by certain employees; to specify the relationship between the performance goals and the targets and amounts that may be earned by certain employees; to determine the period of time during which shares of restricted stock are subject to restrictions; to determine the conditions for the payment of awards; and to prescribe the forms of agreements and documents evidencing the awards. The Compensation Committee, in its absolute discretion, will determine the effect of a participant’s termination of employment or service on unvested options, restricted common stock and restricted stock units unless otherwise provided in the Amended 2006 Equity Plan.

Types of Equity-Based Awards

     Stock Options. The Compensation Committee may grant stock options to eligible persons under the Amended 2006 Equity Plan. Each option granted pursuant to the Amended 2006 Equity Plan is designated at the time of grant as either an option intended to qualify as an incentive stock option under Section 422 of the Code, referred to as an incentive stock option, or as an option that is not intended to so qualify, referred to as a nonqualified stock option. Nonqualified stock options may be granted to all eligible persons, but incentive stock options may be granted only to our employees and employees of our related entities. The Compensation Committee may set the exercise price of stock options, provided that the exercise price per share is not less than the par value of a share of common stock and is not less than the fair market value of the underlying common stock on the date of grant. Stock options will vest and become exercisable in such a manner and on such date or dates as are determined by the Compensation Committee. Any incentive stock options granted pursuant to the Amended 2006 Equity Plan will expire after a period not exceeding ten years from the date of grant, as determined by the Compensation Committee, subject to earlier termination in the event that the participant’s employment or service with the Company or a related entity ceases before the end of the option period. If an incentive stock option is granted to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock, the option period may not exceed five years and the exercise price may not be less than 110% of the fair market value of the underlying common stock on the date of grant. The exercise price for any option is generally payable in cash or, in certain circumstances, by the surrender, at the fair market value on the date on which the option is exercised, of shares of our common stock having a value equal to the exercise price. The Amended 2006 Equity Plan permits optionholders to exercise their options prior to the date on which the options will vest, subject to Compensation Committee action. In such case, the optionholder will, upon payment for the shares, receive restricted stock having vesting terms that are identical to the vesting terms under the original option and subject to repurchase by us while the restrictions on vesting are in effect. Each stock option is to be evidenced by an award agreement containing such provisions, consistent with the Amended 2006 Equity Plan, as are determined by the Compensation Committee.

     Restricted Common Stock. The Compensation Committee may award restricted common stock to eligible persons under the Amended 2006 Equity Plan. The participant’s rights to the restricted common stock are subject to certain transferability and forfeiture restrictions during a restricted period which commences on the date of grant of the restricted common stock and expires from time to time in accordance with a schedule established by the Compensation Committee. While the restrictions are in place, the participant generally has the rights and privileges of a stockholder as to the restricted common stock, including the right to vote the restricted common stock and to receive dividends thereon. Upon the expiration of the restricted period, the restrictions are of no further force or effect with respect to the restricted common stock. Each restricted common stock award is to be evidenced by an award agreement between us and the participant setting forth the applicable restrictions.

     Restricted Stock Units and Deferred Stock Units. The Compensation Committee may award restricted stock units and deferred stock units to eligible persons under the Amended 2006 Equity Plan, each for the duration that it determines in its discretion. Each restricted stock unit and each deferred stock unit is equivalent in value to one share of our common stock and entitles the participant receiving the award to receive one share of common stock for each restricted stock unit at the end of the vesting period applicable to such restricted stock unit and for each deferred stock unit at the end of the deferral period. Participants are not required to pay any additional consideration in connection with the settlement of restricted stock units or deferred stock units. A holder of restricted stock units or deferred stock units has no voting rights, right to receive cash distributions or other rights as a stockholder until shares of common stock are issued to the holder in settlement of the stock units. However, participants holding restricted stock units or deferred stock units are entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents are credited in the form of additional stock units.

     Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend equivalents will entitle the participant to receive payments in cash, our common stock or other property equal to dividends with respect to all or a portion of the number of shares of our common stock that are subject to the award held by that participant, as determined by the Compensation Committee. Dividend equivalents may be paid or distributed when accrued or deemed to have been reinvested in additional shares of our common stock or other awards, subject to restrictions on transferability, risk of forfeiture and any other terms set forth in the award agreement.

     Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights to eligible persons, alone or in tandem with stock options, pursuant to the Amended 2006 Equity Plan. SARs are awards that give the recipient the right to receive an amount equal to (1) the number of shares exercised under the right, multiplied by (2) the amount by which our stock price exceeds the exercise price. Payment may be in cash, in shares of our common stock with equivalent value, or in some combination, as determined by the Compensation Committee. The Compensation Committee will determine the exercise price, vesting schedule and other terms and conditions of stock appreciation rights; however, SARs expire under the same rules that apply to stock options.

     Performance Units. The Compensation Committee is authorized to establish performance programs and may award performance share units to eligible persons in accordance with such programs under the Amended 2006 Equity Plan. Holders of performance units will be entitled to receive payment in cash or shares of our common stock (or in some combination of cash and shares) if the performance goals established by the Compensation Committee are achieved or the awards otherwise vest. Each performance unit will have an initial value established by the Compensation Committee. The Compensation Committee will set performance objectives, and such performance objectives may be based upon the achievement of company-wide, divisional or individual goals.

     Other Stock-Based Awards. The Compensation Committee may grant to participants other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, our common stock, as deemed by the Compensation Committee to be consistent with the purposes of the Amended 2006 Equity Plan.

     Transferability. A participant’s interest in and rights under the Amended 2006 Equity Plan, including amounts receivable on account of the equity-based awards thereunder, may not be sold, assigned, donated, transferred, or otherwise disposed of, and may not be mortgaged, pledged or encumbered, except in the event of a participant’s death to a designated beneficiary to the extent permitted in the Amended 2006 Equity Plan, or by will or the laws of descent and distribution in the absence of any such designation. The Compensation Committee, however, may allow for the transfer of awards other than incentive stock options to other persons or entities.

     Change in Control Provisions. Under the Amended 2006 Equity Plan, if we experience a change in control, a participant's then unvested options will automatically vest and be fully exercisable, unless otherwise provided in the participant's award agreement or employment agreement, and restricted stock and restricted stock units will vest and no longer be subject to forfeiture if so provided in the participant's award agreement. A "change in control" is defined as any of the followings events:
  any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than 25% of the then outstanding shares of voting stock of the Company,

  the consummation of any merger or consolidation of the Company into another company, such that the holders of the shares of the voting stock of the Company immediately before such merger or consolidation own less than 50% of the voting power of the securities of the surviving company or the parent of the surviving company, the adoption of a plan for complete liquidation of the Company or for the sale or disposition of all or substantially all of the Company's assets, such that after the transaction, the holders of the shares of the voting stock of the Company immediately prior to the transaction own less than 50% of the voting securities of the acquiror or the parent of the acquiror, or during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.
     Amendment and Termination. Our Board of Directors may terminate the Amended 2006 Equity Plan at any time. The Board of Directors or the Compensation Committee may suspend and, if suspended, reinstate the Amended 2006 Equity Plan in whole or in part at any time and from time to time. Any amendment of the Amended 2006 Equity Plan must be approved by our stockholders to the extent that such approval is required by the Amended 2006 Equity Plan or applicable law, regulations or rules.

     Federal Income Tax Consequences

     The following is a summary of the material United States federal income tax consequences of the Amended 2006 Equity Plan to the Company and the participants. The summary is based on current federal income tax law, which is subject to change, is not complete and does not address state, local, or foreign tax consequences or considerations.

     Stock Options. The grant of stock options under the Amended 2006 Equity Plan will not result in taxable income at the time of the grant for either the Company or the optionee. Upon exercising an incentive stock option, the optionee will have no taxable income (except that the alternative minimum tax may apply) and we will receive no deduction. Upon exercising a nonqualified stock option, the optionee will recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price, and we will be entitled to a deduction for the same amount. The optionee’s income is subject to withholding tax as wages. The tax treatment of the optionee upon a disposition of shares of common stock acquired through the exercise of a stock option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. If an employee exercises an incentive stock option and holds the shares for two years from the date of grant and one year after exercise, then any gain or loss realized based on the exercise price of the option will be treated as long-term capital gain or loss. Shares obtained upon exercise of an incentive stock option that are sold without satisfying these holding periods will be treated as shares received from the exercise of a nonqualified stock option. Generally, upon the sale of shares obtained by exercising a nonqualified stock option, the optionee will treat the gain realized on the sale as a capital gain. Generally, there will be no tax consequence to us in connection with the disposition of shares of common stock acquired under an option, except that we may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

     Restricted Stock. An award of restricted common stock will not result in taxable income to the participant at the time of grant. Upon the lapse of the restrictions, the participant will recognize ordinary income in the amount of the fair market value of the shares of common stock at the time that the restriction lapses. Alternatively, within 30 days after receipt of the restricted common stock, a participant may make an election under Section 83(b) of the Code, in which case the participant would include in income in the year that the restricted common stock is awarded an amount equal to the excess of fair market value of the restricted common stock on the date of such award, determined as if the restricted common stock were not subject to restrictions, over the purchase price, if any, of such restricted stock. The Company will be entitled to a deduction for the year in which the participant recognizes ordinary income with respect to the restricted common stock in an amount equal to such income.

     Other Awards. The current federal income tax consequences of other awards authorized under the Amended 2006 Equity Plan generally follow certain basic patterns: SARs, restricted stock units and deferred stock units are taxed and deductible in substantially the same manner as nonqualified stock options, except to the extent Section 409A of the Code applies, in which case recipients would be taxed at the time these items cease to be subject to substantial risk of forfeiture. Stock based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

New Plan Benefits

     No awards will be granted under the Amended 2006 Equity Plan until it is approved by our stockholders. In addition, awards granted under the Amended 2006 Equity Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended 2006 Equity Plan or the benefits that would have been received by such participants if the Amended 2006 Equity Plan had been in effect in the year ended December 31, 2009.

Common Stock Price

     The closing price of our common stock on March 26, 2010, as reported on the NASDAQ Global Select Market, was $146.19 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
PROPOSAL TO APPROVE THE AMENDED 2006 EQUITY PLAN.

Equity Compensation Plan Information

     The following table provides certain information about securities authorized for issuance under our equity compensation plans as of December 31, 2009:

Number of securities
		Weighted-	remaining available for
		average exercise	future issuance under
	Number of securities to	price of	equity compensation
	be issued upon exercise	outstanding	plans (excluding
	of outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved
by security holders(1)	85,000	$53.56 (2)	37,592

Equity compensation plans not
approved by security holders(3)	632	—	1,868 (4)

Total	85,632	$53.56	39,460

(1)	Consists of shares of our common stock authorized for issuance under (i) our 1997 Stock Incentive Plan, which provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock and performance shares and (ii) our 2006 Equity Plan which provides for the grant to employees and consultants of incentive and nonqualified stock options, restricted stock, restricted stock units, deferred stock units, stock appreciation rights and performance shares. The number of shares available for issuance under both plans is subject to equitable adjustment by the Compensation Committee of the Board of Directors in the event of any change in our capitalization, including, without limitation, a stock dividend or stock split.
(2)	The deferred stock units and restricted stock units awarded under our 2006 Equity Plan are excluded from the calculation of the weighted average exercise price.
(3)
Consists of the Deferred Compensation Plan for our non-employee directors. For more information concerning the Deferred Compensation Plan, see "Director Compensation" at page 7 of this proxy statement.

(4)
The Deferred Compensation Plan does not provide for a specified limit on the number of shares of our common stock that may be issued under the Deferred Compensation Plan. The 1,868 shares shown as available for future issuance reflects the number of shares initially reserved for issuance under the Deferred Compensation Plan less the number of shares of our common stock to be issued with respect to the stock units that have been credited to non-employee directors' stock unit accounts as of December 31, 2009.

APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Our Audit Committee has appointed the firm of Grant Thornton LLP as independent accountants to audit our financial statements for the year 2010. Although ratification by stockholders of the selection of Grant Thornton LLP is not required by law, the selection of Grant Thornton LLP is being submitted to our stockholders for ratification because we believe it is a good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Grant Thornton LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of us and our stockholders. A representative of Grant Thornton LLP will attend the annual meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE
APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT OUR
FINANCIAL STATEMENTS FOR THE YEAR 2010.

Audit and Related Fees

     Audit Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-Q were $276,475 for the year ended December 31, 2009 and $254,531 for the year ended December 31, 2008.

     Audit Related Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for consultations regarding financial and reporting standards were $650 for the year ended December 31, 2009. No audit related fees were billed by Grant Thornton LLP for the year ended December 31, 2008.

     Tax Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax services were $36,175 for the year ended December 31, 2009 and $11,366 for the year ended December 31, 2008. These fees relate to federal and state tax compliance and tax advice in each such year.

     All Other Fees

     There were no fees billed by Grant Thornton LLP for services rendered for the year ended December 31, 2009 or for the year ended December 31, 2008 other than those set forth above.

     The Audit Committee has determined that the provision by Grant Thornton LLP of the above referenced services is compatible with maintaining its independence.

     The Audit Committee has adopted policies and procedures for pre-approval of audit and non-audit services in order to ensure that the provision of those services does not impair the auditor's independence. In accordance with those policies and procedures, we are not to engage the independent auditors to render any audit or non-audit services unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. In the fourth quarter of each year, the Audit Committee is to review the services expected to be performed by the independent auditor. The Audit Committee will pre-approve fee levels for the up-coming fiscal year for each of the following categories: audit, audit-related and tax compliance/planning services (individual projects less than $10,000). Tax compliance/planning projects exceeding $10,000 and all other services not pre-approved in the categories above will require specific pre-approval from the Audit Committee on an individual project basis. Approval for such services may be requested at the next Audit Committee meeting or, if earlier approval is necessary, it may be obtained in accordance with the Audit Committee's delegation to the Audit Committee Chairman as described below. The Audit Committee will not delegate to our management its responsibilities to pre-approve services performed by the independent auditor. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chairman for unplanned services that arise during the year. The Chairman has the authority to review and approve permissible services up to $10,000 per service, provided that the aggregate amount of such services does not exceed $25,000 in any calendar year. The Audit Committee Chairman must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. During the year ended December 31, 2009, no services were provided by Grant Thornton LLP other than in accordance with the pre-approval policies and procedures then in place.

Audit Committee Report

     The Audit Committee of the Board of Directors has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2009. The Audit Committee has discussed with Grant Thornton LLP, our auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Members of the Audit Committee

John P. Stupp, Jr. (Chairman)	Hugh J. Morgan, Jr.	Roger F. Stebbing	Ronald N. Spaulding

SECURITIES OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 15, 2010 by (i) each of our directors, two of whom are also the Board of Directors' nominees for election as directors at the annual meeting; (ii) our executive officers who are named in the Summary Compensation Table herein; (iii) all of our directors and executive officers as a group, and (iv) each other person known by us to be the beneficial owner of more than 5% of our outstanding common stock.

	Number of Shares		Percent
Name of Beneficial Owner	Beneficially Owned (1)		of Class (1)
Emile A. Battat (2)	208,006		10.29%
David A. Battat	18,000	(3)	*
Hugh J. Morgan, Jr.	20,220	(4)	1.00%
Ronald N. Spaulding	1,117		*
Roger F. Stebbing	14,000	(3)	*
John P. Stupp, Jr.	162,240	(3)(5)	8.02%
Jeffery Strickland	8,949	(6)	*
Royce & Associates, LLC(7)	224,021		11.08%
T. Rowe Price Associates, Inc.(8)	196,530		9.72%
All directors and executive officers as a	432,532	(9)	21.23%
group

*	Less than 1% of class.
(1)	Based on 2,021,452 shares of common stock outstanding on March 15, 2010, plus shares that can be acquired through the exercise of options within 60 days thereafter by the specified individual or group. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power.
(2)	The business address for Mr. Emile Battat is One Allentown Parkway, Allen, Texas 75002-4211. Mr. Emile Battat is the father of Mr. David Battat, who is our President and Chief Operating Officer and the President of Halkey-Roberts Corporation, one of our subsidiaries.
(3)	The shares listed include the following shares issuable upon the exercise of options exercisable on March 15, 2010 or within 60 days thereafter: Mr. David Battat, 8,000 shares; Mr. Stebbing, 6,000 shares; and Mr. Stupp, 2,000 shares. All such persons are parties to award agreements setting forth certain terms of options granted to them under the 2006 Equity Incentive Plan or the 1997 Stock Incentive Plan. The shares listed do not include stock units convertible into shares of common stock at a later date.
(4)	Does not include 25,000 shares held by Mr. Morgan’s children and their spouses and Mr. Morgan’s grandchildren as a result of gifts by Mr. Morgan, none of which shares is beneficially owned by Mr. Morgan.
(5)	Includes 135,000 shares held by Stupp Bros., Inc. as to which Mr. Stupp shares voting power and investment power as a director and executive officer and as a voting trustee of a voting trust which owns 100% of the voting stock of Stupp Bros., Inc. The 135,000 shares held by Stupp Bros., Inc. are pledged to that company's lenders as security for its working capital line of credit. The 135,000 shares held by Stupp Bros., Inc.

represent 6.68% of our common stock outstanding as of March 15, 2010. The business address for Mr. Stupp and Stupp Bros., Inc. is 3800 Weber Road, St. Louis, Missouri 63125.
(6)	Includes 6,049 shares held in a family trust of which Mr. Strickland is a co-trustee.
(7)	The address of Royce & Associates, LLC ("Royce") is 745 Fifth Avenue, New York, New York 10151. This information is based upon a Schedule 13G dated January 22, 2010 filed with the SEC and furnished to the Company reporting that Royce has sole power to vote or direct the vote of and the sole power to dispose or direct the disposition of 224,021 shares of common stock.
(8)	The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. This information is based upon a Schedule 13G dated February 12, 2010 filed with the SEC and furnished to the Company by T. Rowe Price Associates, Inc., or Price Associates, and T. Rowe Price Small-Cap Value Fund, Inc., or Small-Cap Value Fund, reporting that Price Associates has sole power to vote or direct the vote of 19,530 shares of common stock and has sole power to dispose of or direct the disposition of 196,530 shares of common stock and that Small-Cap Value Fund has sole power to vote or direct the vote of 177,000 shares of common stock. For purposes of the reporting requirements of the Securities Exchange Act of 1934, or Exchange Act, Price Associates is deemed to be a beneficial owner of such shares of common stock; however, Price Associates has expressly disclaimed beneficial ownership of all such shares.
(9)	See notes (1)-(6) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes of ownership of our common stock with the SEC and to provide copies of those reports to us. We assist our directors and officers with completing and filing these reports. Based upon a review of these filings and written representations from our directors and officers, we believe that all reports were filed timely in 2009.

STOCKHOLDER PROPOSALS

Stockholder Proposals in Our Proxy Statement

     In order for proposals by stockholders to be considered for inclusion in our proxy material relating to the 2011 annual meeting of stockholders, such proposals must be received by us on or before December 8, 2010.

Stockholder Proposals to be Presented at Annual Meetings.

     Our Bylaws provide that a stockholder who desires to propose any business at an annual meeting of stockholders must give us written notice of such stockholder's intent to bring that business before such meeting. The notice is to be delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at our principal executive offices not later than the close of business on the 120th day prior to the first anniversary of the date of our proxy statement released to stockholders in connection with the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year’s meeting, notice by the stockholder must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting and the 10th day following the date on which public announcement of the date of the meeting is first made. Such notice for the 2011 annual meeting must be delivered not later than December 8, 2010, provided the date of the 2011 annual meeting is not more than 30 days before or more than 60 days after May 18, 2011. The stockholder's written notice must set forth (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address of the stockholder who intends to propose such business; (c) a representation that the stockholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (d) any material interest of the stockholder in such business; and (e) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner and (ii) the class and number of our shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business presented at any meeting without compliance with the foregoing procedure.

Stockholder Nominations for Directors.

     Our Bylaws provide that a stockholder who desires to nominate directors at a meeting of stockholders must give us written notice, within the same time period described above for a stockholder who desires to bring business before a meeting, setting forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person if a stockholder has failed to comply with the foregoing procedure.

NO INCORPORATION BY REFERENCE

     In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, and that the information should be considered part of a particular filing. As provided in regulations promulgated by the SEC, the "Audit Committee Report" and the "Compensation Committee Report" contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes our website address. This website address is intended to provide inactive, textual references only. The information on our website is not part of this proxy statement.

COST AND METHOD OF SOLICITATION

     The cost of soliciting proxies will be borne by us. In addition to the use of the mails, proxies may be solicited personally or by telephone, telegram, facsimile and other electronic communication methods by our directors, officers and employees without additional compensation. Brokerage firms, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of our common stock held in their names or in those of their nominees and their reasonable expenses will be reimbursed upon request.

OTHER BUSINESS

     Our Board of Directors does not intend to bring any business before the meeting other than that stated herein and is not aware of any other matters that may be presented for action at the meeting. However, if any other matters should properly come before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

By Order of the Board of Directors

Jeffery Strickland
Vice President and Chief Financial
Officer, Secretary and Treasurer

April 7, 2010

APPENDIX A

AMENDED AND RESTATED

ATRION CORPORATION 2006 EQUITY INCENTIVE PLAN

Atrion Corporation, a Delaware corporation (the "Company"), has established the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan (the "Plan") for the benefit of Employees, Non-Employee Directors and Consultants.

The purposes of this Plan are (a) to recognize and compensate selected Employees, Non-Employee Directors and Consultants who contribute to the success of the Company and its Subsidiaries, (b) to attract and retain Employees, Non-Employee Directors and Consultants, and (c) to provide incentive compensation to Employees, Non-Employee Directors and Consultants based upon the performance of the Company and its Subsidiaries.

ARTICLE 1. DEFINITIONS

Whenever the following initially capitalized terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

"Award" shall mean the grant or award of Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs, Dividend Equivalents, Performance Units or Other Stock-Based Awards under this Plan.

"Award Agreement" shall mean an agreement between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

"Board" shall mean the Board of Directors of the Company, as comprised from time to time.

"Change in Control" shall mean the occurrence of any of the following events: (a) any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than twenty-five percent (25%) of the then outstanding shares of voting stock of the Company, (b) the consummation of any merger or consolidation of the Company into another company, such that the holders of the shares of the voting stock of the Company immediately before such merger or consolidation own less than fifty percent (50%) of the voting power of the securities of the surviving company or the parent of the surviving company, (c) the adoption of a plan for complete liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets of the Company, such that after the transaction, the holders of the shares of the voting stock of the Company immediately prior to the transaction own less than fifty percent (50%) of the voting securities of the acquiror or the parent of the acquiror, or (d) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Compensation Committee of the Board.

"Common Stock" shall mean the common stock, par value ten cents ($0.10) per share, of the Company.

"Company" shall mean Atrion Corporation, a Delaware corporation, or any business organization which succeeds to all or substantially all of its business, whether by virtue of a purchase, merger, consolidation, or otherwise. For purposes of this Plan, the term Company shall include, where applicable, a Subsidiary that employs an Employee or engages a Consultant.

"Consultant" shall mean a professional or technical expert, consultant, advisor or independent contractor who provides services to the Company or a Subsidiary, and who may be selected to participate in the Plan.

"Deferred Stock Unit" shall mean a right to receive Common Stock awarded under Article 6 of this Plan.

"Director" shall mean a member of the Board.

"Dividend Equivalent" shall mean a right granted to a Participant under Article 9 of this Plan.

"Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or a Subsidiary of the Company, whether such employee was so employed at the time this Plan was initially adopted or becomes so employed subsequent to the adoption of this Plan, who may be selected to participate in the Plan.

"Employment Agreement" shall mean the employment, consulting or similar contractual agreement entered into by an Employee or a Consultant,as the case may be, and the Company governing the terms of the Employee's or Consultant's employment or engagement with the Company, if any.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" of a share of Common Stock, as of a given date, means (i)with respect to an Award of an Incentive Stock Option and an Award which is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the average of the high and low sales price of shares of Common Stock on such date as reported by any national securities exchange on which the shares of Common Stock are traded or, if no shares of Common Stock are traded on any such exchange on such date, then on the next preceding date on which any shares of Common Stock were traded on such exchange; and (ii)with respect to all other Awards, the closing sales price of a share of Common Stock on such date as reported by any national securities exchange on which the shares of Common Stock are traded or, if no shares of Common Stock are traded on any such exchange on such date, then on the next preceding date on which any shares of Common Stock were traded on such exchange; or (iii) if shares of Common Stock are not publicly traded on any exchange, the fair market value of a share of Common Stock as determined by the Committee acting in good faith and after consultation with independent advisors.

"Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

"Non-Employee Director" shall mean a Director who is not an Employee.

"Non-Qualified Stock Option" shall mean an Option which the Committee does not designate as an Incentive Stock Option.

"Option" shall mean an option to purchase shares of Common Stock that is granted under Article 4 of this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to consultants shall be Non-Qualified Stock Options.

"Other Stock-Based Awards" shall mean a right granted to a Participant under Article 10 of this Plan.

"Participant" shall mean an Employee or Consultant who has been granted an Award.

"Performance Units" shall mean performance units granted under Article 8 of this Plan.

"Permanent Disability" or "Permanently Disabled" shall mean the inability of a Participant, due to a physical or mental impairment, to perform the material services of the Participant's position with the Company for a period of six (6) months, whether or not consecutive, during any 365-day period. A determination of Permanent Disability shall be made by a physician satisfactory to both the Participant and the Committee, provided that if the Participant and the Committee do not agree on a physician, each of them shall select a physician and those two physicians together shall select a third physician, whose determination as to Permanent Disability shall be binding on all parties.

"Plan" shall mean the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan, as embodied herein and as amended from time to time.

"Plan Year" shall mean the fiscal year of the Company.

"Restricted Common Stock" shall mean Common Stock awarded under Article 6 of this Plan.

"Restricted Stock Unit" shall mean a right to receive Common Stock awarded under Article 6 of this Plan.

"Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.

"SAR" shall mean stock appreciation rights awarded under Article 7 of this Plan.

"Stock Award" shall mean an Award of Restricted Common Stock, Restricted Stock Units or Deferred Stock Units under Article 6 of this Plan.

"Stock Award Account" shall mean the bookkeeping account reflecting Awards of Restricted Stock Units and Deferred Stock Units under Article 6 of this Plan.

"Subsidiary" shall mean an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns fifty percent (50%) or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

"Termination of Employment" shall mean the date on which the employee-employer, consulting, contractual, service or similar relationship between a Participant and the Company is terminated for any reason, with or without cause, including, but not by way of limitation, a termination of employment by resignation, discharge, death, Permanent Disability or Retirement, but excluding (i)termination of employment where there is a simultaneous reemployment or continuing employment of a Participant by the Company, and (ii)at the discretion of the Committee, termination of employment which results in a temporary severance of the employee-employer relationship. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment (subject to the provisions of any Employment Agreement between a Participant and the Company), including, but not limited to all questions of whether particular leaves of absence constitute a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change the employee-employer, consulting, contractual, service or similar relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE 2. COMMON STOCK SUBJECT TO PLAN

2.1 Common Stock Subject to Plan.

2.1.1 The Common Stock subject to an Award shall be shares of the Company's authorized but unissued, reacquired, or treasury Common Stock. Subject to adjustment as described in Section 12.3, the aggregate number of shares of Common Stock that may be issued under the Plan is two hundred thousand (200,000) shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

2.1.2 The maximum number of shares of Common Stock which may be awarded to any individual in any calendar year shall not exceed thirty-five thousand (35,000) shares.

2.2 Add-back of Grants. If any Option or SAR expires or is canceled without having been fully exercised, is exercised in whole or in part for cash as permitted by this Plan, or is exercised prior to becoming vested as permitted under Section 4.6.3 and is forfeited prior to becoming vested, the number of shares of Common Stock subject to such Option or SAR but as to which such Option, SAR or other right was not exercised or vested prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder. Shares of Common Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Option or other Award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder. If any shares of Common Stock awarded as Restricted Common Stock, Restricted Stock Units, Dividend Equivalents, Other Stock-Based Awards or other Award hereunder or as payment for Performance Units are forfeited by the Participant,such shares may again be optioned, granted or awarded hereunder. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

ARTICLE 3. ELIGIBILITY; GRANTS; AWARD AGREEMENTS

3.1 Eligibility. Any Employee, Non-Employee Director or Consultant selected to participate pursuant to Section 3.2 shall be eligible to participate in the Plan.

3.2 Awards. The Committee shall determine which Employees and Consultants shall receive Awards, whether the Employee, Non-Employee Director or Consultant will receive Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units,Dividend Equivalents, SARs, Performance Units or Other Stock-Based Awards, whether an Option grant shall be of Incentive Stock Options or Non-Qualified Stock Options, and the number of shares of Common Stock subject to such Award. Notwithstanding the foregoing, the terms and conditions of an Award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

3.3 Provisions Applicable to Section 162(m).

3.3.1 Notwithstanding anything in the Plan to the contrary, the Committee may grant Options, Restricted Common Stock, Restricted Stock Units,SARs, Dividend Equivalents, Performance Units or Other Stock Based Awards to an Employee that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) earnings from continuing operations, (ix) total stockholder return, or (x) such other identifiable and measurable performance objectives, as determined by the Committee.

3.3.2 To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (ii)establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period, (iii)specify the relationship between performance goals and targets and the amounts to be earned by each Employee for such fiscal year or other designated fiscal period and (iv) take such other action as the Committee may deem appropriate to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by such Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

3.4 Award Agreement. Upon the selection of an Employee, Non-Employee Director or Consultant to receive an Award, the Committee shall cause a written Award Agreement to be issued to such individual encompassing the terms and conditions of such Award, as determined by the Committee in its sole discretion; provided, however, that, if applicable, the terms of such Award Agreement shall comply with the terms of such Employee’s or Consultant’s Employment Agreement, if any. Such Award Agreement shall provide for the exercise price for Options and SARs; the purchase price, if any, for Restricted Common Stock, Restricted Stock Units, Deferred Stock Units and Other Stock-Based Awards; the performance criteria for Performance Units; and the exercisability and vesting schedule, payment terms and such other terms and conditions of such Award that are consistent with the Plan, as determined by the Committee in its sole discretion. Each Award Agreement shall be executed by the Participant and an officer of the Company authorized to sign such Award Agreement. All Awards shall be made conditional upon the

Participant's acknowledgment, in writing in the Award Agreement or otherwise by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant,his beneficiaries and any other person having or claiming an interest under such Award.

ARTICLE 4. OPTIONS

4.1 Award Agreement for Option Grant. Option grants shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. All Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2 Option Price. The price per share of the Common Stock subject to each Option shall be set by the Committee; provided, however, that (i)such price shall not be less than the par value of a share of Common Stock and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted, (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3 Qualification for Incentive Stock Options. The Committee may grant an Incentive Stock Option to an individual only if such person is an employee of the Company or is an employee of a Subsidiary as permitted under Section 422(a)(2) of the Code.

4.4 Change in Incentive Stock Option Grant. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an Incentive Stock Option under Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Stock Options to the extent required or permitted by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4,the Fair Market Value of shares of Common Stock shall be determined as of the time the Option with respect to such shares of Common Stock is granted.

4.5 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Such Incentive Stock Options shall be subject to Section 5.6, except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options.

4.6 Option Exercisability and Vesting.

4.6.1 The period during which Options in whole or in part become exercisable and vest in the Participant shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option becomes exercisable and vests.

4.6.2 Each Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to exercise the Options after the Participant's Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among the Options granted and may differentiate between the reasons for the Participants’ Termination of Employment.

4.6.3 At any time on or after the grant of an Option, the Committee may provide in an Award Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares of Common Stock so purchased shall be restricted Common Stock and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the price per share paid by the Participant for the Common Stock, or (ii) the Fair Market Value of such Common Stock at the time of repurchase, or such other restrictions as the Committee deems appropriate. The Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his Award Agreement, including the right to vote such Common Stock and to receive all dividends and other distributions paid or made with respect to Common Stock.

4.6.4 Any Options which are not exercisable and vested immediately prior to a Change in Control, including shares of restricted Common Stock received upon the exercise of an Option as described in Section 4.6.3 above, shall, upon a Change in Control, become one hundred percent (100%) exercisable, if not previously exercised, and one hundred percent (100%) vested, unless the Award Agreement or the Participant's Employment Agreement provides otherwise.

ARTICLE 5. EXERCISE OF OPTIONS

5.1 Exercise. At any time and from time to time prior to the time when any exercisable Option or portion thereof becomes unexercisable under the Plan or the Award Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of Common Stock and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a minimum number of shares of Common Stock.

5.2 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the Award Agreement:

5.2.1 A written notice signed by the Participant or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time.

5.2.2 Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on certificates for shares of Common Stock and issuing stop-transfer notices to agents and registrars.

5.2.3 In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

5.2.4 Unless otherwise determined by the Committee, the exercise price of an Option or portion thereof, including the amount of any withholding tax due, may be paid as follows:

5.2.4.1 In cash or by check;

5.2.4.2 Through the delivery of shares of Common Stock owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Stock used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

5.2.4.3 Through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

5.2.4.4 Through an exercise complying with Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System; or

5.2.4.5 Through any combination of the consideration provided for in this Section 5.2.4 or such other method approved by the Committee consistent with applicable law.

5.3 Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate or other indicia evidencing ownership of shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

5.3.1 The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable.

5.3.2 The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

5.3.3 The receipt by the Company of full payment for such Common Stock, including payment of any applicable withholding tax.

5.3.4 The Participant agreeing to the terms and conditions of the Plan and the Award Agreement.

5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such shares of Common Stock have been issued by the Company to such holders.

5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the shares of Common Stock purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the Award Agreement and may be referred to on the certificates or other indicia evidencing such shares of Common Stock.

5.6 Limitations on Exercise of Options.

5.6.1 Vested Incentive Stock Options may not be exercised after the earliest of (i) their expiration date, (ii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his death, (iii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his Permanent Disability, or (iv) the expiration of three (3) months from the date of the Participant's Termination of Employment for any reason other than such Participant's death or Permanent Disability, unless the Participant dies within said three (3) month period and the Award Agreement or the Committee permits later exercise. Leaves of absence for less than ninety (90) days shall not cause a Termination of Employment for purposes of Incentive Stock Options.

5.6.2 Non-Qualified Stock Options may be exercised up until their expiration date, unless the Committee provides otherwise in the Award Agreement.

ARTICLE 6. STOCK AWARDS

6.1 Award Agreement. Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Restricted Common Stock, Restricted Stock Units and Deferred Stock Units intended to qualify as performancebased compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

6.2 Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units.

6.2.1 The Committee may from time to time, in its absolute discretion, consistent with this Plan:

6.2.1.1 determine which Employees, Non-Employee Directors and Consultants shall receive Stock Awards;

6.2.1.2 determine the aggregate number of shares of Common Stock to be awarded as Stock Awards to Employees, Non-Employee Directors and Consultants;

6.2.1.3 determine the terms and conditions applicable to such Stock Awards; and

6.2.1.4 determine when the restrictions, if any, lapse.

6.2.2 The Committee may establish the purchase price, if any, and form of payment for a Stock Award. If the Committee establishes a purchase price, the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law.

6.2.3 Upon the selection of an Employee, Non-Employee Director or Consultant to be awarded Restricted Common Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Common Stock and may impose such conditions on the issuance of such Restricted Common Stock as it deems appropriate, subject to the provisions of Article 11.

6.2.4 Upon the selection of an Employee, Non-Employee Director or Consultant to be awarded Restricted Stock Units or Deferred Stock Units, the Committee shall instruct the Secretary of the Company to establish a Stock Award Account on behalf of each such Participant. The Committee may impose such conditions on the issuance of such Restricted Stock Units or Deferred Stock Units as it deems appropriate.

6.2.5 Awards of Restricted Common Stock and Restricted Stock Units shall vest pursuant to the Award Agreement.

6.2.6 Upon the occurrence of a Change in Control, all Restricted Common Stock and Restricted Stock Units shall become one hundred percent (100%) vested, unless the Participant’s Award Agreement or the Participant’s Employment Agreement provides otherwise.

6.2.7 A Participant shall be one hundred percent (100%) vested in the number of Deferred Stock Units held in his or her Stock Award Account at all times. The term for which the Deferred Stock Units shall be deferred shall be provided for in the Award Agreement.

6.3 Rights as Stockholders.

6.3.1 Upon delivery of the shares of Restricted Common Stock to the Participant or the escrow holder pursuant to Section 6.7, the Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his Award Agreement; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

6.3.2 Nothing in this Plan shall be construed as giving a Participant who receives an Award of Restricted Stock Units or Deferred Stock Units any of the rights of an owner of Common Stock unless and until shares of Common Stock are issued and transferred to the Participant in accordance with the terms of the Plan and the Award Agreement. Notwithstanding the foregoing, in the event that any dividend is paid by the Company with respect to the Common Stock (whether in the form of cash, Common Stock or other property), then the Committee shall, in the manner it deems equitable or appropriate, adjust the number of Restricted Stock Units or Deferred Stock Units allocated to each Participant's Stock Award Account to reflect such dividend.

6.4 Restriction. All shares of Restricted Common Stock issued under this Plan (including any Common Stock received as a result of stock dividends, stock splits or any other form of recapitalization, if any) shall at the time of the Award, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall, in its sole discretion, determine, which restrictions may include, without limitation, restrictions concerning voting rights, transferability, vesting, Company performance and individual performance; provided, however, that by action taken subsequent to the time shares of Restricted Common Stock are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the

Award Agreement. Restricted Common Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5 Lapse of Restrictions. The restrictions on Awards of Restricted Common Stock and Restricted Stock Units shall lapse in accordance with the terms of the Award Agreement. Each Award Agreement shall set forth whether shares of Restricted Common Stock or Restricted Stock Units then subject to restrictions are forfeited or if the restrictions shall lapse upon the Participant's Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among the Awards of Restricted Common Stock or Restricted Stock Units and may differentiate between the reasons for the Participant's Termination of Employment.

6.6 Repurchase of Restricted Common Stock. The Committee may provide in the terms of the Award Agreement awarding Restricted Common Stock that the Company shall have call rights, a right of first offer or a right of refusal regarding shares of Restricted Common Stock then subject to restrictions.

6.7 Escrow. The Company may appoint an escrow holder to retain physical custody of each certificate or control of each other indicia representing shares of Restricted Common Stock until all of the restrictions imposed under the Award Agreement with respect to the shares of Common Stock evidenced by such certificate expire or shall have been removed.

6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Common Stock hereunder, the Committee shall cause a legend or restrictions to be placed on certificates of Restricted Common Stock that are still subject to restrictions under Award Agreements, which legend or restrictions shall make appropriate reference to the conditions imposed thereby.

6.9 Conversion. Upon vesting in the case of Restricted Stock Units, and upon the lapse of the deferral period in the case of Deferred Stock Units, such Restricted Stock Units or Deferred Stock Units shall be converted into an equivalent number of shares of Common Stock that will be distributed to the Participant, or in the case of the Participant's death, to the Participant's legal representative. Such distribution shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. All distributions shall be made no later than March 15th of the calendar year following the year, with respect to the Restricted Stock Units, in which such Restricted Stock Units vest or, with respect to Deferred Stock Units, in which the deferral period lapses. In the event ownership or issuance of the Common Stock is not feasible due to applicable exchange controls, securities regulations, tax laws or other provisions of applicable law, as determined by the Company in its sole discretion, the Participant, or, in the case of the Participant's death, the Participant's legal representative, shall receive cash proceeds in an amount equal to the value of the shares of Common Stock otherwise distributable to the Participant, net of tax withholding as provided in Section 12.5.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 Award Agreement for SARs. Awards of SARs shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing SARs intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

7.2 General Requirements. The Committee may grant SARs separately or in tandem with any Option (for all or a portion of the applicable Option). The Committee shall determine which Employees, Non-Employee Directors and Consultants shall receive Awards of SARs and the amount of such Awards.

7.3 Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the price per share of the related Option or, if there is no related Option, the Fair Market Value of a share of Common Stock as of the date of grant of the SAR, unless the Committee determines a higher base amount.

7.4 Tandem SARs. Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to an Employee or Consultant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Employee, Non-Employee Director or Consultant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of the SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

7.5 SAR Exercisability.

7.5.1 The period during which SARs in whole or in part become exercisable shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an SAR, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions its selects, accelerate the period during which the SAR becomes exercisable.

7.5.2 In each Award Agreement, the Committee shall indicate whether the portion of the SAR, if any, that remains non-exercisable upon the Participant’s Termination of Employment with the Company is forfeited. In so specifying, the Committee may differentiate between the reason for the Participant’s Termination of Employment.

7.6 Value of SARs. When a Participant exercises an SAR, the Participant shall receive in settlement of such SAR an amount equal to the value of the stock appreciation for the number of SARs exercised payable in cash, Common Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR.

7.7 Form of Payment. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, Common Stock or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Common Stock are received upon exercise of a SAR, cash shall be delivered in lieu of any fractional shares of Common Stock.

ARTICLE 8. PERFORMANCE UNITS

8.1 Award Agreement for Performance Units. Awards of Performance Units shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Performance Units intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

8.2 General Requirements. Each Performance Unit shall represent the right of the Participant to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Common Stock or such other measurement base as the Committee deems appropriate. The Committee shall determine and set forth in the Award Agreement the number of Performance Units to be granted and the requirements applicable to such Performance Units. The Committee shall determine which Employees and Consultants shall receive Awards of a Performance Unit and the amount of such Awards.

8.3 Performance Period and Performance Goals. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Performance Units ("Performance Goals") and such other conditions of the Award as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its Subsidiaries, the performance of Common Stock, individual performance or such other criteria as the Committee deems appropriate.

8.4 Payment With Respect to Performance Units. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Common Stock or in a combination of the two, as determined by the Committee. All payments shall be made no later than March 15 of the calendar year following the year in which the Performance Period ends.

ARTICLE 9. DIVIDEND EQUIVALENTS

9.1 Grant of Dividend Equivalents. The Committee is hereby authorized, in its sole discretion, to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments (in cash, Common Stock, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Common Stock. Dividend Equivalents may be granted on a free-standing basis or in connection with another Award. Dividend Equivalents granted in connection with another Award may be granted with respect to all or a portion of the number of shares of Common Stock subject to such Award. The Committee may provide that the Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested; provided, however, that the terms of any reinvestment of Dividend Equivalents must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code, and Dividend Equivalents (other than free-standing Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate, unless otherwise provided by the Committee. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents to Participants in connection with grants of Options or SARs to such Participants.

ARTICLE 10. OTHER STOCK-BASED AWARDS

10.1 Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in party by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock and other Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which shall be evidenced an Award Agreement, pursuant to Section 3.4.

ARTICLE 11. ADMINISTRATION

11.1 Committee. The Plan shall be administered by the Compensation Committee of the Board. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation, Bylaws, and with applicable law. The majority vote of the Committee, or for acts taken in writing without a meeting by the unanimous written consent of the members of the Committee, shall be valid acts of the Committee. Committee members may resign at any time by delivering written notice to the Board.

11.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to designate the Employees and Consultants who shall participate in the Plan and to construe and interpret this Plan and the agreements pursuant to which Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs and Performance Units are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such Award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

11.3 Compensation; Professional Assistance; Good Faith Actions. Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services pursuant to this Plan. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Awards made hereunder, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE 12. MISCELLANEOUS PROVISIONS

12.1 Transferability.

12.1.1 No Award or any right therein or part thereof, shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 12.1.1 shall prevent transfers by will or by the applicable laws of descent and distribution or as permitted in Section 12.1.2 below. The Committee shall not be required to accelerate the exercisabilty of an Award or otherwise take any action pursuant to a divorce or similar proceeding in the event Participant's spouse is determined to have acquired a community property interest in all or any portion of an Award. Except as provided below, during the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan. After the death of the Participant, any exercisable portion of an Award, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement or other agreement, may be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

12.1.2 Notwithstanding the foregoing, the Committee may provide in an Award Agreement, or amend an otherwise outstanding Award Agreement to provide, that a Participant may transfer an Award that is not an Incentive Stock Option or an SAR that is granted in relation to an Incentive Stock Option to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of such an Award and the transferred Award shall continue to be subject to the same terms and conditions as were applicable to the Award immediately before the transfer and shall be exercisable by the transferee according to the same terms as applied to the Participant.

12.2 Amendment, Suspension or Termination of this Plan.

12.2.1 Except as otherwise provided in this Section 12.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule, without the consent of the stockholders. In no event may any Option or SAR be amended, other than pursuant to Section 12.3, to decrease the exercise or grant price thereof, be cancelled in conjunction with the grant of any new Option or SAR with a lower exercise or grant price, or otherwise be subject to any action that would be treated, under generally accepted accounting principles, as a "repricing" of such Option or SAR, unless the stockholders of the Company provide prior approval. No amendment, suspension or termination of this Plan shall impair any rights or obligations under any Award theretofore made to a Participant, unless such right has been reserved in the Plan or the Award Agreement, without the consent of the Participant holding such Award. No Award may be made during any period of suspension or after termination of this Plan. In no event may any Award be made under this Plan after December 31, 2019.

12.2.2 Notwithstanding the foregoing, the Board or the Committee may take any action necessary to comply with a change in applicable law, irrespective of the status of any Award as vested or unvested, exercisable or unexercisable, at the time of such change in applicable law.

12.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

12.3.1 In the event that any dividend (other than an ordinary cash dividend) or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split up, spin-off, combination, repurchase or other similar transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the following:

12.3.1.1 the maximum number of shares of Common Stock available for Awards;

12.3.1.2 the maximum number of shares of Common Stock subject to the Plan;

12.3.1.3 the number and kind of Company stock with respect to which an Award may be made under the Plan;

12.3.1.4 the number and kind of Company stock subject to an outstanding Award; and

12.3.1.5 the exercise price or purchase price with respect to any Award.

12.3.2 In addition, in the event of any merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines, in its sole discretion, that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award or right under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

12.3.2.1 the Committee may provide, by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, for (i) the purchase of any such Award for the payment of an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, payable, fully vested or the restrictions lapsed, or (ii) the replacement of such Award with other rights or property selected by the Committee;

12.3.2.2 the Committee may provide, by the terms of such Award Agreement or by action taken prior to the occurrence of such transaction or event, that the Award cannot be exercised after such event;

12.3.2.3 the Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event such Award shall be exercisable, notwithstanding anything to the contrary in Section 4.6 or the provisions of such Award;

12.3.2.4 the Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

12.3.2.5 the Committee may make adjustments in the number, type and kind of shares of Common Stock subject to outstanding Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs and Performance Units and in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards, and rights and awards which may be granted in the future; and

12.3.2.6 the Committee may provide, by the terms of an Award of Restricted Common Stock or Restricted Stock Units or by action taken prior to the occurrence of such event, that for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of the Restricted Common Stock or the Restricted Stock Units may be terminated, and some or all shares of such Restricted Common Stock or some or all of such Restricted Stock Units may cease to be subject to forfeiture under Section 6.5 or repurchase under Section 6.6 after such event.

12.3.3 Subject to Section 12.7, the Committee may, in its sole discretion, at the time of grant, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate and in the best interests of the Company; provided, however, that no such provisions or limitations shall be contrary to the terms of the Participant's Employment Agreement or the terms of this Plan.

12.3.4 Notwithstanding the foregoing, no action pursuant to this Section 12.3 shall be taken that is specifically prohibited under applicable law, the rules and regulations of any governing governmental agency or national securities exchange, or the terms of the Participant's Employment Agreement, and no adjustment to an Option or SAR shall be made to the extent the same constitutes a "modification" within the meaning of Section 424(h)(3) of the Code, Regulation §1.424-1(a) thereunder or Section 409(A) of the Code or the regulations thereunder.

12.4 Continued Employment. Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue his employment, consulting or similar relationship with the Company, whether as an employee or consultant or otherwise, or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge or terminate the relationship with any Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company.

12.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or lapse of any restriction of any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR or Performance Unit. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes (i) by delivery of, or transfer of, shares of Common Stock to the Company or (ii) by directing the Company to retain shares of Common Stock otherwise deliverable under an Award; provided, however, that the total tax withholding where shares of Common Stock are being used to satisfy such obligation shall not exceed the minimum amount required to be withheld. Shares of Common Stock withheld or delivered in accordance with this Section 12.5 shall be valued at Fair Market Value as of such date as may be specified in procedures established by the Committee.

12.6 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards, the Committee shall have the right to provide, in the terms of such Award, or to require the Participant to agree by separate written instrument, that the Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited if (i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or as specified in the Participant's Employment Agreement, or (iii) the Company terminates the Participant with or without cause.

12.7 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SARs, or Performance Units granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act). To the extent permitted by applicable law, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan to the contrary, any Award that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

12.8 Effect of Plan Upon Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees or consultants, or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. No Award under this Plan (or modification thereof) shall provide for the deferral of compensation that violates Section 409A of the Code. If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code.

12.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

12.11 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the State of Texas, without regard to that state’s conflicts of laws rules.

12.12 Effective Date. The Atrion Corporation 2006 Equity Incentive Plan first became effective on May 22, 2006. This Amended and Restated Atrion Corporation 2006 Equity Incentive Plan shall be effective on the date it is approved by the stockholders of the Company.

ATRION CORPORATION ONE ALLENTOWN PARKWAY ALLEN, TX 75002
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M22303-P92381	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ATRION CORPORATION

1.	Election of Directors

Nominees:

	01)	Roger F. Stebbing
	02)	John P. Stupp, Jr.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
		For	Against	Abstain

2.	Approval of the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan.	☐	☐	☐

3.	Ratification of the appointment of Grant Thornton LLP as the Company's independent accountant for 2010.	☐	☐	☐

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed in Item 1 and “FOR” Items 2 and 3. If this proxy is properly executed and returned, the shares represented will be voted "FOR" the nominees listed in Item 1 and "FOR" Items 2 and 3 unless you otherwise specify herein.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M22304-P92381

ATRION CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Hugh J. Morgan, Jr. and Ronald N. Spaulding, or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as specified on the reverse side of this proxy and in their discretion upon such other matters that may properly come before the meeting or any adjournment thereof, all of the shares of Common Stock of Atrion Corporation that the undersigned is entitled to vote at the annual meeting of stockholders of Atrion Corporation to be held at 10:00 a.m., Central Time, on Tuesday, May 18, 2010, at the offices of Atrion Corporation, One Allentown Parkway, Allen, TX 75002, and at any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side